As filed with the Securities and Exchange Commission on July 7, 2009
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3802

NEUBERGER BERMAN INCOME FUNDS
(Formerly known as Lehman Brothers Income Funds)

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer

Neuberger Berman Income Funds
605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur Delibert, Esq.

K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman Income Funds

Investor Class Shares Institutional Class Shares Trust Class Shares	Class A Shares Class C Shares

Core Bond Fund High Income Bond Fund Municipal Money Fund Municipal Intermediate Bond Fund	New York Municipal Money Fund Short Duration Bond Fund Strategic Income Fund Cash Reserves

Semi-Annual Report

April 30, 2009

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2

High Income Bond Fund	5

Municipal Intermediate Bond Fund	8

Municipal Money Fund	10

New York Municipal Money Fund	10

Short Duration Bond Fund	13

Strategic Income Fund	16

Cash Reserves	19

FUND EXPENSE INFORMATION	25

SCHEDULE OF INVESTMENTS

Core Bond Fund	27

High Income Bond Fund	32

Municipal Money Fund	39

Municipal Intermediate Bond Fund	44

New York Municipal Money Fund	47

Short Duration Bond Fund	50

Strategic Income Fund	53

Cash Reserves	56

FINANCIAL STATEMENTS	62

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC (formerly Neuberger Berman Management Inc.). ©2009 Neuberger Berman Management LLC. All rights reserved. ©2009 Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC). All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	86

High Income Bond Fund	88

Municipal Money Fund	88

Municipal Intermediate Bond Fund	88

New York Municipal Money Fund	88

Short Duration Bond Fund	90

Strategic Income Fund	90

Cash Reserves	92

Directory	96

Proxy Voting Policies and Procedures	97

Quarterly Portfolio Schedule	97

Board Consideration of the Management and Sub-Advisory Agreements	97

Report of Votes of Shareholders	100

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC (formerly Neuberger Berman Management Inc.). ©2009 Neuberger Berman Management LLC. All rights reserved. ©2009 Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC). All rights reserved.

President's Letter

Dear Fellow Shareholder,

While the financial markets continued to be volatile during the six-month reporting period, the investment environment was a far cry from the turmoil that prevailed in Fall 2008. Looking back, the events that occurred during September and October were arguably unlike those of any other period since the Great Depression of the 1930s. During those two months, the credit markets seized, a number of financial institutions collapsed or were acquired, and the global economy experienced rapid deterioration.

Early in the reporting period, the Federal Reserve and U.S. Treasury continued to take aggressive actions in an attempt to stabilize the financial markets and avert further economic weakness. Even before taking the oath of office, President Barack Obama began to set the stage for his economic stimulus package. Still, investor risk aversion remained elevated for much of the period given the uncertainty and confusion surrounding the government's many policy initiatives. Economic data also remained negative as job losses mounted and consumer and business spending plunged.

Despite these challenges, fixed income investor sentiment slowly improved as the six-month period progressed. While the economy continued to stumble, the anticipated magnitude of the decline seemed to moderate somewhat — as reflected in some better-than-expected housing data as well as improved durable goods orders, manufacturing and consumer sentiment figures. In addition, pessimism regarding the government's efforts seemed to be replaced with a growing sense of optimism that the worst could be behind us.

Against this backdrop, we saw a reversal in performance patterns within the fixed income markets. Whereas ultra-safe short-term Treasury securities had been the preferred choice of shell-shocked investors for quite some time, demand for spread product (non-Treasuries) generally rose over the period. This was especially true in sectors that had generated extremely poor performance in calendar year 2008, including investment grade and high yield corporate bonds. All told, Treasuries lagged most other sectors during the six-month reporting period.

Rather than abandon their disciplined investment process amid the unprecedented volatility in calendar year 2008, our portfolio managers held their ground and continued to make investment decisions based on extensive fundamental research. This stance was largely rewarded in the current reporting period given the improvements in the various non-Treasury sectors.

Looking ahead, we are encouraged by tentative signs of some stabilization in the economy. That said, we believe that extensive challenges remain, which could keep the pace of any economic rebound muted for some time. As such, we believe it is highly important not to be swayed by short-term events and to keep a long-term perspective, which, in our view, provides the best approach to realizing investors' ultimate financial goals.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Core Bond Fund Commentary

For the six-month reporting period ended April 30, 2009, Neuberger Berman Core Bond Fund posted a positive return and performed roughly in line with its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

The fixed income market experienced periods of elevated volatility during the reporting period amid a backdrop of weakening economic growth, continued deleveraging, periods of illiquidity and changing investor risk appetites. However, all told, the market experienced lower short- and long-term interest rates as well as optimism that the federal government's aggressive initiatives to stimulate the economy and restore order to the financial markets would ultimately be successful.

Looking more closely at the fixed income market, spread product (non-Treasuries) in general produced solid results after a lengthy period of underperforming their U.S. Treasury counterparts. After a difficult start to the period in November 2008 and another bout of weakness in February 2009, the difference in rates between Treasury securities and non-Treasury securities (spreads) in a number of sectors narrowed during the rest of the reporting period. In particular, both high yield and investment grade bonds performed very well during the six months covered by this report.

When the period began, the Fund was neutrally positioned as we took stock of incoming economic data and analyzed the government's attempts to stabilize the financial markets. However, with spreads widening to what we believed to be unsustainable levels in November 2008, we gradually increased our exposure to spread sectors. In particular, we focused on those areas that we believed offered the potential to generate superior risk-adjusted results. This proved to be largely beneficial, as the Fund's overweight compared to its benchmark in both investment grade and high yield bonds was positive for results. Security selection in the investment grade market further enhanced the Fund's returns, especially our industrial holdings. Elsewhere, increasing the Fund's exposure to Treasury inflation-protected securities (TIPS) was an overall positive as inflation expectations mounted, given the government's massive policy intervention designed to help the faltering economy.

Our results were less rewarding in the non-agency hybrid adjustable-rate mortgage market. Agency securities outperformed their non-agency counterparts, as the Federal Reserve Board announced its intention to purchase up to $1.25 trillion of agency mortgage-backed securities in 2009. In addition, the Fund's overweight to commercial mortgage-backed securities detracted from performance due to expectations for rising default rates.

In the Fund's October 2008 annual report, we said that, "Given the market's gyrations, it may be tempting to 'jump ship' and follow the herd into short-term Treasuries. We strongly believe this would be precisely the wrong action to take at this time." Indeed, our underweight to Treasuries and overweight to non-Treasuries added value during the six-month reporting period.

Looking ahead, it is evident that there has recently been a greater sense of optimism that the government's initiatives will avert a more dire economic environment. That said, we expect to see the economy remain weak, with a muted recovery later this year and in 2010. In such an environment, we believe that active portfolio management driven by extensive research will be instrumental to generate consistently strong risk-adjusted performance.

Sincerely,

Thanos Bardas, David Brown, Andrew A. Johnson and Bradley C. Tank

Portfolio Co-Managers

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	59.5%
AA	3.1
A	12.9
BBB	21.9
BB	0.6
B	0.1
CCC	0.0
CC	0.0
C	0.0
D	0.0
Not Rated	0.3
Short Term	1.6

PERFORMANCE HIGHLIGHTS2,10,12

	Inception	Six Month Period Ended	Average Annual Total Return Ended 4/30/2009[6]
	Date	4/30/2009	1 Year	5 Years	10 Years	Life of Fund[13]
At NAV
Investor Class	02/01/1997	8.01%	(0.88%)	2.67%	4.17%	4.71%
Institutional Class	10/01/1995	8.22%	(0.48%)	3.08%	4.58%	5.10%
Class A	12/20/2007	7.87%	(1.01%)	2.94%	4.51%	5.04%
Class C	12/20/2007	7.46%	(1.77%)	2.73%	4.40%	4.96%
With Sales Charge
Class A		3.33%	(5.25%)	2.05%	4.06%	4.71%
Class C		6.46%	(2.72%)	2.73%	4.40%	4.96%
Barclays Capital U.S. Aggregate Bond Index		7.74%	3.84%	4.78%	5.71%	6.12%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

For the period ended April 30, 2009, the 30-day SEC yield was 5.19%, 5.59%, 4.95% and 4.37% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.27%, 0.85%, 2.75% and 3.46% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.87%, 0.47%, 0.87% and 1.63% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2019 for Investor Class, Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. The performance information shown with a sales charge for Class A and Class C shares has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

For the six-month reporting period ended April 30, 2009, Neuberger Berman High Income Bond Fund posted a strong absolute return and slightly underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

The high yield market was extremely volatile during the reporting period. High yield prices fell sharply in November 2008, as heightened risk aversion amid the ongoing turmoil in the financial markets and the rapidly weakening economy dragged down the sector. Conditions then began to improve in December. High yield prices were supported by continued government policy intervention aimed at unfreezing the credit markets and warding off a prolonged and deep recession. This strength continued into January 2009, as optimism grew regarding the government's initiatives, forced selling by leveraged investors declined, and the new issuance market began to show signs of life.

The market took a step backward in February. Optimism regarding the government's efforts was replaced by concern and uncertainty, as there were increasing signs of a deepening recession. High yield bond prices then rallied in March as the Federal Reserve announced that it would further expand its balance sheet to purchase additional agency notes, mortgage-backed securities and longer-term Treasuries. Investors also reacted positively to the Treasury's plans to help banks remove toxic mortgage assets from their balance sheets. The reporting period ended on a positive note, as the difference in rates between Treasury securities and high yield securities (spreads) narrowed in April. A number of factors supported the market, including reasonable first-quarter earnings from commercial banks, modestly encouraging economic data and optimism that the government's initiatives were beginning to bear some fruit. Collectively, these factors served to reduce investor risk aversion, propelling the returns of lower quality issues sharply higher.

Investors who withstood the market's volatility were ultimately rewarded, as the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index gained more than 16% during the six-month reporting period. Over this time, high yield spreads narrowed from a high of 1,944 to 1,302 basis points. From a credit quality perspective, higher rated securities outperformed their lower rated counterparts, as BB and CCC rated bonds returned 18.5% and 7.9%, respectively.

Throughout the reporting period, we maintained a defensive posture given the weak economy, periods of illiquidity, and expectations for rising high yield defaults. In particular, we emphasized securities issued by companies we believe have solid balance sheets and cash flow stability. We also avoided more cyclical companies that we felt would be adversely affected by the severe recession and falling consumer spending. The Fund benefited from our underweighting (relative to the benchmark) of CCC rated securities and overweighting of BB rated issues.

From an industry perspective, security selection in energy and utilities, an underweight in paper, and security selection and positioning in technology contributed positively to relative performance. In contrast, security selection in health care, steel and autos, as well as an underweight to homebuilders, detracted from relative results.

Looking ahead, we believe high yield defaults are generally expected to continue trending upward and, while there have been tentative signs of some better economic data, the reality in our view is that GDP, when it does turn positive, is likely to remain muted for quite some time. In such an environment, we believe individual security selection will remain paramount in order to generate consistently solid risk-adjusted results. While we have begun to selectively increase our exposure to more cyclical names, we continue to emphasize those companies that have a history of solid earnings and ample liquidity and that, in our opinion, are attractively valued.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly

Portfolio Co-Managers

High Income Bond Fund

TICKER SYMBOL

Investor Class	NHINX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	0.0%
AA	0.0
A	0.4
BBB	12.0
BB	38.4
B	28.9
CCC	14.3
CC	1.1
C	0.0
D	0.0
Not Rated	0.7
Short Term	4.2

PERFORMANCE HIGHLIGHTS1,9,12

	Inception	Six Month Period Ended	Average Annual Total Return Ended 4/30/2009[6]
	Date	4/30/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	02/01/1992	15.92%	(7.66%)	2.20%	4.39%	6.53%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index		16.39%	(12.55%)	2.36%	3.70%	N/A

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

For the period ended April 30, 2009, the 30-day SEC yield was 10.72% for Investor Class shares.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 0.93% for Investor Class shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2012 for Investor Class shares.

Municipal Intermediate Bond Fund Commentary

For the six-month period ended April 30, 2009, Neuberger Berman Municipal Intermediate Bond Fund posted a positive return but lagged its benchmark, the Barclays Capital 7-Year General Obligation Index.

As the reporting period began, the municipal market was still reeling from a combination of forced selling from highly leveraged hedge funds, issues related to the downgrades of municipal bond insurers, illiquidity and the rapidly weakening economy. Collectively, this had caused municipal yields to reach a startling 125% to 150% of comparable maturity U.S. Treasury yields.

While investor risk aversion remained elevated in early November 2008, demand for high quality municipal bonds increased given what appeared to be their compelling yields. This triggered a strong rally during the last two months of the calendar year. The momentum continued into calendar year 2009, as liquidity started to improve, the worst of the deleveraging appeared to be over, and new issuance activity started to pick up. This supply was generally met with solid demand. Toward the end of the reporting period, we believe investor confidence in the government's initiatives to stabilize the financial system and hopes that the economy could be bottoming caused investor risk aversion to subside. This, in turn, supported lower rated, higher yielding municipal bonds, causing their prices to rally as well.

Against this backdrop, we actively managed the portfolio and continued to conduct extensive fundamental research on the credit characteristics of our existing and potential new holdings. Given the deteriorating state of the economy, we trimmed the portfolio's exposure to weaker credits and more economically sensitive revenue bonds.

The Fund's underperformance versus its benchmark was, in large part, due to its yield curve positioning. Our portfolio is distributed over the one- to 15-year maturity range, whereas the benchmark is concentrated in the six- to eight-year portion of the curve. The municipal yield curve remained fairly steep during the reporting period and the Fund's more diversified approach was not rewarded, as the six- to eight-year segment generated the best results. Also detracting somewhat from performance was the Fund's overweight (relative to the benchmark) to the airport sector and its underweight to strong performing pre-refunded securities.

Looking ahead, we remain cautiously optimistic on the long-term prospects for the municipal market. The rate of the economy's decline appears to be moderating and, while a number of challenges remain, we believe there is a hope among investors that the worst may be behind us. Among municipal securities, yields remain attractive, in our view, versus Treasuries, albeit less so than amid the extraordinary conditions that prevailed when the reporting period began. While new municipal supply should continue to be robust given the impact of the federal government's stimulus package, we believe this should be met by strong investor demand. In terms of portfolio management, we will continue to focus our efforts on conducting thorough in-house research as we seek to identify issues with the potential for credit upgrades and to avoid securities that could be candidates for credit downgrades.

Sincerely,

William J. Furrer and James L. Iselin
Portfolio Co-Managers

Municipal Intermediate Bond Fund

TICKER SYMBOL

Investor Class	NMUIX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	22.2%
AA	59.7
A	9.2
BBB	2.4
BB	0.0
B	0.0
CCC	0.0
CC	0.0
C	0.0
D	0.0
Not Rated	0.0
Short Term	6.5

PERFORMANCE HIGHLIGHTS1,8,12

	Inception	Six Month Period Ended	Average Annual Total Return Ended 4/30/2009[6]
	Date	4/30/2009	1 Year	5 Years	10 Years	Life of Fund[13]
Investor Class	07/09/1987	7.35%	4.27%	3.12%	3.92%	5.22%
Barclays Capital 7-Year General Obligation Index		8.59%	7.44%	4.94%	5.17%	6.23%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

For the period ended April 30, 2009, the 30-day SEC yield for Investor Class shares was 3.00% and the tax-equivalent yield was 4.62% for an investor in the highest federal income tax bracket (35%).

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.25% for Investor Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.65%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2012 for Investor Class shares.

Municipal Money Fund Commentary

New York Municipal Money Fund Commentary

Fears of a worsening economy and actions by the U.S. government to fend off a recession affected the capital markets for much of the six-month period ended April 30, 2009. Yet, signs of optimism surfaced as the reporting period drew to a close, reflected in a rally among non-Treasury securities. Additionally, decreased tax-related selling of variable rate securities in comparison to past years appeared to help pricing in short-term municipal debt markets.

Investors spent the early portion of the reporting period assessing the impact of credit-crisis related developments, including the bankruptcy of Lehman Brothers, the federal bailout of AIG and the distressed sale of Merrill Lynch to Bank of America. During this time, investors appeared highly risk-averse, seeking the shelter of short-term Treasury securities. Yields on variable rate demand notes (VRDNs), which trade at par, were as high as 15% late in calendar year 2008. Later, yields returned to more typical levels with some thawing in the credit markets. We believe the stability of defaults among VRDNs during the period reflects how these securities, which come with attractive put options, have been well equipped to survive tough market conditions.

During the six-month reporting period, the Federal Reserve maintained an exceptionally low target Fed Funds rate, in December 2008 moving the rate from 1% to the zero to 0.25% range, where it remains today. The central bank also widened its array of lending facilities and greatly expanded its balance sheet — announcing its intention to buy up to $300 billion in Treasuries and double its purchases of mortgage-backed securities to $1.45 trillion.

Those actions appeared to have helped conditions in the credit markets. During April, investors exited Treasuries in favor of more aggressive investments as economic reports suggested that the pace of contraction was slowing. Most significantly, U.S. GDP declined in the first quarter of calendar year 2009 at a pace that was less steep than in the fourth quarter of calendar year 2008, while the S&P/Case-Shiller U.S. National Home Price Index reflected an easing in the pace of declines for home prices; consumer asset-backed securities, including secondary and new issue markets, also received healthy bids from purchasers.

In the municipal market, VRDNs experienced decreased selling in April compared to previous years. We believe that reduced personal income and sharp drops in stock and real estate reduced tax bills, which lessened the need for investors to raise cash by selling variable securities. In our view, this provided tremendous support to tax-exempt short-term markets, and yields for variable rate demand obligations climbed only nine basis points during April, versus the historical range for the month of roughly 40 to 70 basis points.

Looking forward, we believe that substantial economic challenges remain. To date in calendar year 2009, the U.S. economy shed 1.9 million jobs, which could significantly impact the timing of an economic recovery. Overall, we believe the U.S. consumer remains cautious as economic weakness endures.

Municipal Money Fund

Neuberger Berman Municipal Money Fund returned 0.34% for the six-month period ended April 30, 2009, compared to the 0.23% return of the iMoneyNet Money Fund Report Tax-Free National Retail Average.1 Over the course of the six-month period, the Fund's seven-day tax-equivalent current yield (assuming taxation at the highest federal tax bracket) decreased from 2.20% as of October 31, 2008 to 0.94% as of April 30, 2009. Its seven-day tax-equivalent effective yield (also assuming taxation at the highest federal tax bracket) decreased from 2.22% as of October 31, 2008 to 0.94% as of April 30, 2009.5,7,8 These figures more closely reflect current earnings than six-month total return figures. During that time period, the Fund's weighted average maturity went from 12.8 days to 9.3 days.

New York Municipal Money Fund

Neuberger Berman New York Municipal Money Fund returned 0.32% for the six-month period ended April 30, 2009, compared to the 0.20% return of the iMoneyNet Money Fund Report Tax-Free State-Specific Retail Average.4 Over the course of the six-month period, the Fund's seven-day tax-equivalent current yield (assuming taxation at the highest federal, New York State and New York City income tax brackets) decreased from 2.60% as of October 31, 2008 to 0.89% as of April 30, 2009.5,7,8 Its seven-day tax-equivalent effective yield (also assuming taxation at the highest federal, New York State and New York City income tax brackets) decreased from 2.63% as of October 31, 2008 to 0.89% as of April 30, 2009. These figures more closely reflect current earnings than six-month total return figures. The Fund's weighted average maturity was 8.4 days on April 30, 2009, which is the same as the weighted average maturity on October 31, 2008.

Sincerely,

William J. Furrer and Kristian J. Lind
Portfolio Co-Managers

Current and effective yield more closely reflect current earnings than does total return.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of each Fund are subject to change.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Notwithstanding the preceding statements, the U.S. Treasury Temporary Guarantee Program provides a guarantee of $1.00 per share to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program expires on September 18, 2009. (See the Funds' current prospectuses as supplemented and Note I — U.S. Treasury Temporary Guarantee Program for Money Market Funds for more information about the Program's scope and limitations.)

Municipal Money Fund

New York Municipal Money Fund

TICKER SYMBOLS

Municipal Money Fund	NMNXX
New York Municipal Money Fund	NYNXX

MUNICIPAL MONEY FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	97.9%
8 – 30 Days	0.5
31 – 90 Days	0.2
91 – 180 Days	0.5
181+ Days	0.9

NEW YORK MUNICIPAL MONEY FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	95.5%
8 – 30 Days	0.0
31 – 90 Days	4.0
91 – 180 Days	0.0
181+ Days	0.5

Short Duration Bond Fund Commentary

For the six-month reporting period ended April 30, 2009, Neuberger Berman Short Duration Bond Fund posted a negative return and underperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

Fallout from the turmoil in the financial markets during the fall of 2008 continued as the reporting period began. The month of November was characterized by more deleveraging, a lack of liquidity and extreme risk aversion. This was exacerbated by data showing that the economy was rapidly deteriorating. During this time, investors sought refuge in short-term Treasuries, driving their yields sharply lower and their prices higher. In contrast, prices of spread products (non-Treasuries) traded down and experienced one of their worst months ever. Conditions in the financial markets improved somewhat in December 2008 and January 2009 but stumbled again in February. This appeared largely due to uncertainty regarding the government's attempts to restore order to the financial markets and stimulate the economy.

While the economic backdrop did not meaningfully improve, market sentiment brightened markedly toward the end of the reporting period. The turning point may have been the Federal Reserve's surprise announcement in March that it would directly purchase longer-term Treasuries and additional U.S. government agency securities. Greater transparency regarding the Treasury Department's program to help banks remove toxic mortgage assets from their balance sheets was also well received.

During the six-month reporting period, the Fund's underperformance versus its benchmark was in large part due to poor results in November. In particular, the Fund's commercial mortgage-backed securities and non-agency adjustable-rate mortgages were affected by distressed sales of similar securities. Even the Fund's high quality corporate bonds were dragged down given concerns about the economy and fears of sharply rising default rates. In such an environment, the Fund's performance versus its benchmark, the Merrill Lynch 1-3 Year Treasury Index, was not surprising. The benchmark consists entirely of Treasury securities, while only a small portion of the Fund is invested in Treasuries.

Rather than attempt to sell our structured products into a distressed market, we believed that maximization of value would be achieved by holding these bonds, as the majority of these securities return a portion of principal at par on a monthly basis. It was our belief that these securities were undervalued given the intrinsic value of their future cash flows. This stance was rewarded as the reporting period progressed, helping the Fund to make up some of its November underperformance. In particular, the Fund's commercial mortgage-backed securities rallied in April, supported by the government's proposed expansion of the Term Asset-Backed Securities Loan Facility (TALF). The Fund's non-agency residential mortgage-backed securities also saw improved performance, albeit to a lesser extent. Elsewhere, the difference in rates between Treasury securities and our investment grade corporate bonds narrowed, given better liquidity and some tentative signs that the government's programs to support the economy were beginning to bear fruit.

Looking ahead, we believe that economic conditions could modestly improve during the second half of the year. We have already seen some positive signs in terms of corporate earnings and indications that the housing market may finally be reaching a bottom. Against this backdrop, we plan to continue to seek high quality and diversification. In addition, we will maintain our investment discipline, which is centered on conducting extensive fundamental research to identify securities that we believe are attractively valued and offer the potential to generate compelling risk-adjusted returns.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau

Portfolio Co-Managers

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	77.7%
AA	0.0
A	3.4
BBB	6.7
BB	0.0
B	2.5
CCC	1.4
CC	0.0
C	0.0
D	0.0
Not Rated	0.0
Short Term	8.3

PERFORMANCE HIGHLIGHTS1,12

		Six Month	Average Annual Total Return
	Inception	Period Ended	Ended 4/30/2009[6]
	Date	4/30/2009	1 Year	5 Years	10 Years	Life of Fund[13]
Investor Class	06/09/1986	(4.26%)	(9.41%)	(0.50%)	2.07%	4.63%
Trust Class	08/30/1993	(4.38%)	(9.59%)	(0.60%)	1.96%	4.56%
Merrill Lynch 1-3 Year Treasury Index		1.71%	4.29%	4.05%	4.61%	6.04%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

For the period ended April 30, 2009, the 30-day SEC yield was 5.36% and 5.26% for Investor Class and Trust Class shares, respectively.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.95% and 1.27% for Investor Class and Trust Class shares, respectively. The net expense ratios were 0.70% and 0.80% for Investor Class and Trust Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2012 for Investor Class and Trust Class shares.

Strategic Income Fund Commentary

For the six-month period ended April 30, 2009, Neuberger Berman Strategic Income Fund posted strong results and significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

The fixed income market experienced periods of elevated volatility during the reporting period amid a backdrop of weakening economic growth, continued deleveraging, periods of illiquidity and changing investor risk appetites. However, all told, the market experienced lower short- and long-term interest rates as well as optimism that the federal government's aggressive initiatives to stimulate the economy and restore order to the financial markets would ultimately be successful.

Looking more closely at the fixed income market, spread product (non-Treasuries) in general produced solid results after a lengthy period of underperforming their U.S. Treasury counterparts. After a difficult start to the period in November 2008 and another bout of weakness in February 2009, the difference in rates between Treasury securities and non-Treasury securities (spreads) in a number of sectors narrowed during the rest of the reporting period. In particular, both high yield and investment grade bonds performed very well during the six months covered by this report.

Throughout the reporting period, we continued to opportunistically adjust the portfolio, emphasizing those areas that we believed offered the potential to generate superior risk-adjusted results. When the period began, we took stock of incoming economic data and analyzed the government's attempts to stabilize the financial markets. When spreads widened to what we believed to be unsustainable levels in November 2008, we increased our exposure to certain spread sectors. This proved to be largely beneficial, as the Fund's overweight compared to its benchmark in both investment grade and high yield bonds as well as our augmenting commercial mortgage-backed security exposure were positive for results. Security selection in the investment grade market further enhanced the Fund's performance, especially our industrial holdings. Elsewhere, increasing the Fund's exposure to Treasury inflation-protected securities (TIPS) was an overall positive as inflation expectations mounted, given the government's massive policy intervention designed to help the faltering economy.

However, not all of our strategic allocation decisions were rewarded. For example, a lack of exposure to emerging market debt detracted from results as the asset class rallied sharply during the six-month period. Reducing our exposure to the high yield market was also a negative for results as those spreads significantly narrowed toward the end of the period given hopes that the economy could be bottoming.

In our October 2008 annual report, we said that, "Given the market's gyrations, it may be tempting to 'jump ship' and follow the herd into short-term Treasuries. We strongly believe this would be precisely the wrong action to take at this time." As evidenced by the Fund's performance, this proved to be the correct course of action, as our underweight to Treasuries and overweight to non-Treasury security sectors added value during the six-month reporting period.

Looking ahead, we believe it's evident that there has recently been a greater sense of optimism that the government's initiatives will avert a more dire economic environment. That said, we expect the economy to remain weak, with a muted recovery later this year and in 2010. In such an environment, we believe that active portfolio management driven by extensive research will be essential to generate consistently strong risk-adjusted performance.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank

Portfolio Co-Managers

Strategic Income Fund

TICKER SYMBOLS

Institutional Class	NSTLX
Trust Class	NSTTX
Class A	NSTAX
Class C	NSTCX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	40.4%
AA	2.3
A	12.0
BBB	24.2
BB	1.3
B	7.2
CCC	0.0
CC	0.0
C	0.0
D	0.0
Not Rated	1.1
Short Term	11.5

PERFORMANCE HIGHLIGHTS3,12

	Inception	Six Month Period Ended	Average Annual Total Return Ended 4/30/2009[6]
	Date	4/30/2009	1 Year	5 Years	Life of Fund[13]
At NAV
Institutional Class	07/11/2003	12.00%	3.78%	7.05%	6.92%
Trust Class[11]	04/02/2007	11.80%	3.26%	6.89%	6.78%
Class A11	12/20/2007	11.71%	3.31%	6.93%	6.82%
Class C11	12/20/2007	11.18%	2.45%	6.70%	6.62%
With Sales Charge
Class A11		6.96%	(1.07%)	6.00%	6.02%
Class C11		10.18%	1.46%	6.70%	6.62%
Barclays Capital U.S. Aggregate
Bond Index		7.74%	3.84%	4.78%	4.19%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

For the period ended April 30, 2009, the 30-day SEC yield was 4.67%, 4.29%, 4.01% and 3.50% for Institutional Class, Trust Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 4.03%, 9.14%, 7.53% and 8.77% for Institutional Class, Trust Class, Class A and Class C shares, respectively, (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.82%, 1.17%, 1.23% and 1.94% for Institutional Class, Trust Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2019 for Institutional Class, 10/31/2012 for Trust Class and 10/31/2019 for Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. The performance information shown with a sales charge for Class A and Class C shares has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Cash Reserves Commentary

Neuberger Berman Cash Reserves returned 0.16% for the six months ended April 30, 2009, compared to the iMoneyNet Money Fund Report Taxable First Tier Retail Average's 0.33% return.1 The Fund closed the period with a seven-day current yield of 0.11% and a seven-day effective yield of 0.11%; these figures more closely reflect current earnings than six-month total return figures.5

Fears of a worsening economy and actions by the U.S. government to fend off the recession affected the capital markets for much of the reporting period. Yet, indications of optimism among investors — reflected in a rally among non-Treasury securities — surfaced as the six-month period drew to a close.

Investors spent the early portion of the reporting period assessing the impact of credit-crisis related developments, including the bankruptcy of Lehman Brothers, the federal bailout of AIG and the distressed sale of Merrill Lynch to Bank of America. During this time, investors appeared highly risk-averse, seeking the shelter of short-term Treasury securities.

During the six-month reporting period, the Federal Reserve maintained an exceptionally low target Fed Funds rate, in December 2008 moving the rate from 1% to the zero to 0.25% range, where it remains today. The central bank also widened its array of lending facilities and greatly expanded its balance sheet — announcing its intention to buy up to $300 billion in Treasuries and double its purchases of mortgage-backed securities to $1.45 trillion.

Those actions appeared to help conditions in the credit markets. During April, investors exited Treasuries in favor of more aggressive investments as economic reports suggested that the pace of contraction was slowing. Most significantly, U.S. GDP declined in the first quarter of calendar year 2009 at a pace that was less steep than in the fourth quarter of calendar year 2008, while the S&P/Case-Shiller U.S. National Home Price Index reflected an easing in the pace of declines for home prices; consumer asset-backed securities, including secondary and new issue markets, also received healthy bids from purchasers.

Still, economic challenges remain; to date in calendar year 2009, the U.S. economy shed 1.9 million jobs, which could significantly impact the timing of an economic recovery. Overall, we believe the U.S. consumer remains cautious as economic weakness endures.

The Fund started the reporting period with a weighted average maturity (WAM) of 9.1 days. We increased the WAM to 30.3 days (as of the last day of the reporting period) as we selectively purchased highly rated and liquid commercial paper and certificates of deposits maturing within three months. As of April 30, 2009 the majority of the Fund's assets were allocated to commercial paper in high quality banks. Also as of April 30, 2009, 29.5% of assets were allocated to securities with maturities ranging from eight to 30 days and 43.1% of assets were allocated to securities with maturities ranging from 31 to 90 days. The remainder of Fund assets was allocated to securities with maturities of seven days or less.

Going forward, we plan to use occasions in which rates rise to purchase securities in the six to 12-month range.

Sincerely,

John C. Donohue and Eric D. Hiatt
Portfolio Co-Managers

Current and effective yield more closely reflect current earnings than does total return.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Notwithstanding the preceding statements, the U.S. Treasury Temporary Guarantee Program provides a guarantee of $1.00 per share to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program expires on September 18, 2009. (See the Fund's current prospectus as supplemented and Note I — U.S. Treasury Temporary Guarantee Program for Money Market Funds for more information about the Program's scope and limitations.)

Cash Reserves

TICKER SYMBOL

Investor Class	NBCXX

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	27.4%
8 – 30 Days	29.5
31 – 90 Days	43.1
91 – 180 Days	0.0
181+ Days	0.0

Endnotes

1	Neuberger Berman Management LLC ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse expenses of the following Funds so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") are limited to 0.65% for Neuberger Berman Cash Reserves (Investor Class), 1.00% for Neuberger Berman High Income Bond Fund (Investor Class), 0.70% for Neuberger Berman Short Duration Bond Fund (Investor Class), 0.80% for Neuberger Berman Short Duration Bond Fund (Trust Class), 0.65% for Neuberger Berman Municipal Intermediate Bond Fund (Investor Class) and 0.59% for Neuberger Berman Municipal Money Fund (Investor Class) of average daily net assets. Each undertaking lasts until October 31, 2012. Each of these Funds has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each listed class of each Fund would have been lower. For the six months ended April 30, 2009, there were no repayments of expenses to Management.

2	Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Core Bond Fund so that its total annual Operating Expenses are limited to 0.85%, 0.45%, 0.85% and 1.60% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2019. Each of the classes of the Fund listed above has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. Management voluntarily agreed to waive its management fee in the amount of 0.25% (0.20% prior to March 1, 2006) of the Fund's average daily net assets through April 30, 2009. Management has agreed to continue this voluntary waiver after this date, but may, at its sole discretion, modify or terminate this voluntary waiver at any time without notice to the Fund. If this voluntary waiver was not in place, performance for the Fund would be lower. For the six months ended April 30, 2009, there were no repayments of expenses to Management.

3	Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Strategic Income Fund so that its total annual Operating Expenses are limited to 1.10%, 0.75%, (effective March 1, 2008, and 0.85% through February 28, 2008), 1.15% and 1.85% of average daily net assets for the Trust Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2012 for the Trust Class and until October 31, 2019 for the Institutional Class, Class A and Class C. Each of the classes of the Fund listed above has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the six months ended April 30, 2009, there were no repayments of expenses to Management.

4	Management has contractually undertaken to forgo current payment of fees and/or reimburse the Investor Class of Neuberger Berman New York Municipal Money Fund so that its total annual Operating Expenses are limited to 0.59% of average daily net assets. The undertaking lasts until October 31, 2012. The Investor Class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed the above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of the Investor Class of the Fund would have been lower. For the six months ended April 30, 2009, there were no repayments of expenses to Management. In addition, Management has voluntarily undertaken to reimburse and/or waive certain expenses of the Investor Class of the Fund, so that its total annual Operating Expenses are limited to 0.52% of average daily net assets (from June 5, 2006 through January 16, 2007), 0.47% of average daily net assets (from January 17, 2007 through January 21, 2008), 0.50% of average daily net assets (from January 22, 2008 to August 25, 2008) and 0.55% of average daily net assets (effective August 26, 2008). Absent such waivers, the performance of the Investor Class of the Fund would have been lower.

5	"Current yield" of a money market fund refers to the income generated by an investment in a fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

6	Annual total returns are for the period ended April 30, 2009. Returns are shown on a "total return" basis and assume reinvestment of all dividends and capital gain distributions.

7	Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a fund's income is exempt from federal income taxes. For Neuberger Berman New York Municipal Money Fund, tax-equivalent yield is calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

8	A portion of the income may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

9	The Fund is the successor to Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of Lipper Fund Premier Class. The data reflect performance of Lipper Fund Premier Class for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects the same as those of Lipper Fund. Returns would have been lower if the manager of Lipper Fund had not waived certain of its fees during the periods shown.

10	The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005, are those of Ariel Bond Fund Investor Class and Institutional Class. The data reflects performance of Ariel Bond Fund Investor Class for the period February 1, 1997 through June 10, 2005 and the performance of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through January 31, 1997. The investment policies, guidelines and restrictions of the Fund are in all material respects the same as those of Ariel Bond Fund. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown. Class A and Class C of Neuberger Berman Core Bond Fund each commenced operations on December 20, 2007. The performance information for Class A and Class C prior to the class' commencement of operations is for the Institutional Class of Neuberger Berman Core Bond Fund.

11	The Trust Class, Class A and Class C of Neuberger Berman Strategic Income Fund commenced operations on April 2, 2007, December 20, 2007 and December 20, 2007, respectively. The performance information for Trust Class, Class A and Class C prior to the class' commencement of operations is for the Institutional Class of Neuberger Berman Strategic Income Fund.

12	Unaudited performance data current to the most recent month-end are available at www.nb.com/performance.

13	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

Glossary of Indices

Barclays Capital 7-Year General Obligation Index:	An unmanaged total return performance benchmark for the intermediate-term, 7-year, investment grade General Obligations (State and Local) tax-exempt bond market.

Barclays Capital U.S. Aggregate Bond Index:	An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:	An unmanaged sub-index of the Barclays Capital U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, noninvestment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

iMoneyNet Money Fund Report Taxable First Tier Retail Average:	Measures the performance of retail money market mutual funds which hold "First Tier" securities as defined by Rule 2a-7 of the Investment Company Act of 1940 (not including Second Tier Commercial Paper). First Tier securities are those rated in the highest short-term rating category by two or more nationally recognized statistical ratings organizations or one, if only one has rated the security.

iMoneyNet Money Fund Report Tax-Free National Retail Average:	Measures all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months or less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

iMoneyNet Money Fund Report Tax-Free State-Specific Retail Average:	Measures the performance of retail state-specific tax-free and municipal money mutual funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months or less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

Merrill Lynch 1-3 Year Treasury Index:	An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

Please note that indices or averages do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index or average.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. You may also incur transactions costs, such as sales charges (loads). The following examples are intended to help you understand your ongoing costs of investing in a fund, which are the operating expenses described above, and do not include transactions costs. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2009 and held for the entire period. The table illustrates each fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 4/30/09 (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During the Period(1) 11/1/08 - 4/30/09	Expense Ratio	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During the Period(1) 11/1/08 - 4/30/09	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,080.10	$4.44	.86%	$1,000.00	$1,020.53	$4.31	.86%
Institutional Class	$1,000.00	$1,082.20	$2.37	.46%	$1,000.00	$1,022.51	$2.31	.46%
Class A	$1,000.00	$1,078.70	$4.48	.87%	$1,000.00	$1,020.48	$4.36	.87%
Class C	$1,000.00	$1,074.60	$8.33	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,159.20	$5.35	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Neuberger Berman Municipal Money Fund
Investor Class	$1,000.00	$1,003.40	$3.18	.64%	$1,000.00	$1,021.62	$3.21	.64%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,073.50	$3.34	.65%	$1,000.00	$1,021.57	$3.26	.65%
Neuberger Berman New York Municipal Money Fund
Investor Class	$1,000.00	$1,003.20	$2.93	.59%	$1,000.00	$1,021.87	$2.96	.59%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$957.40	$3.40	.70%	$1,000.00	$1,021.32	$3.51	.70%
Trust Class	$1,000.00	$956.20	$3.88	.80%	$1,000.00	$1,020.83	$4.01	.80%
Neuberger Berman Strategic Income Fund
Institutional Class	$1,000.00	$1,120.00	$3.99	.76%	$1,000.00	$1,021.03	$3.81	.76%
Trust Class	$1,000.00	$1,118.00	$5.78	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class A	$1,000.00	$1,117.10	$6.04	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class C	$1,000.00	$1,111.80	$9.69	1.85%	$1,000.00	$1,015.62	$9.25	1.85%
Neuberger Berman Cash Reserves
Investor Class	$1,000.00	$1,001.60	$1.94	.39%	$1,000.00	$1,022.86	$1.96	.39%

(1)	For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (8.6%)
$125	U.S. Treasury Bonds, 8.13%, due 8/15/19	$175
105	U.S. Treasury Bonds, 5.25%, due 2/15/29	121
5,026	U.S. Treasury Inflation Index Notes, 2.38%, due 4/15/11 & 1/15/17	5,247
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $5,294)		5,543
Mortgage-Backed Securities (50.8%)
Adjustable Rate Mortgages (13.9%)
6	ACE Securities Corp., Ser. 2006-FM1, Class A2A, 0.48%, due 5/26/09	6	µØØ
205	ACE Securities Corp., Ser. 2006-FM1, Class A2B, 0.53%, due 5/26/09	76	µØØ
286	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.32%, due 5/1/09	183	µØØ
326	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.84%, due 5/1/09	153	µØØ
57	Banc of America Funding Corp., Ser. 2006-G, Class 2A2, 0.53%, due 5/20/09	49	µØØ
99	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.67%, due 5/20/09	40	µØØ
347	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.52%, due 5/1/09	177	µØØ
141	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.45%, due 5/1/09	62	µØØ
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.59%, due 5/26/09	92	µØØ
220	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class M2, 0.76%, due 5/26/09	20	µØØ
34	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.90%, due 5/26/09	21	µØØ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.81%, due 5/26/09	25	µØØ
485	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.22%, due 5/1/09	348	µ
165	Countrywide Alternative Loan Trust, Ser. 2006-0C9, Class A2B, 0.68%, due 5/26/09	23	µØØ
362	Countrywide Asset-Backed Certificates, Ser. 2007-7, Class 2A1, 0.52%, due 5/26/09	308	µØØ
298	Countrywide Asset-Backed Certificates, Ser. 2007-BC2, Class 2A1, 0.53%, due 5/26/09	226	µØØ
100	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.64%, due 5/26/09	70	µØØ
456	Countrywide Asset-Backed Certificates, Ser. 2006-IM1, Class A2, 0.68%, due 5/26/09	166	µØØ
198	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.71%, due 5/26/09	141	µØØ
135	Countrywide Asset-Backed Certificates, Ser. 2005-13, Class MV6, 1.14%, due 5/26/09	2	µØØ
178	Countrywide Home Equity Loan Trust, Ser. 2005-A, Class 2A, 0.69%, due 5/15/09	48	µØØ
382	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.36%, due 5/1/09	168	µØØ
150	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.63%, due 5/15/09	116	ñµØØ
360	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB6, Class A22, 0.53%, due 5/26/09	316	µØØ
233	Credit-Based Asset Servicing and Securitization, Ser. 2007-SP2, Class A1, 0.59%, due 5/26/09	204	ñµØØ
800	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.61%, due 5/26/09	504	µØØ
85	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.70%, due 5/26/09	67	µØØ
51	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 1.20%, due 5/18/09	29	µØØ
34	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.68%, due 5/26/09	29	µØØ
123	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.66%, due 5/26/09	107	µØØ
262	First Franklin Mortgage Loan Asset-Backed Certificates, Ser. 2006-FF4, Class A2, 0.63%, due 5/26/09	141	µØØ
3	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2004-FFH3, Class 2A1, 0.82%, due 5/26/09	3	µØØ
423	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 5/1/09	328	µØØ
221	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.59%, due 5/1/09	120	µØØ
360	GSAMP Trust, Ser. 2006-HE6, Class A3, 0.59%, due 5/26/09	104	µØØ
280	GSAMP Trust, Ser. 2006-HE6, Class M2, 0.75%, due 5/26/09	4	µØØ
311	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 5.03%, due 5/1/09	156	µØØ
495	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 5.99%, due 5/1/09	280	µØØ
405	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.31%, due 5/1/09	191	µØØ
101	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.61%, due 5/20/09	62	µØØ
122	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.63%, due 5/20/09	77	µØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$291	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 6.10%, due 5/1/09	$156	µØØ
195	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.54%, due 5/26/09	73	µØØ
382	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.53%, due 5/26/09	223	µØØ
516	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 5.68%, due 5/1/09	247	µØØ
61	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 5.85%, due 5/1/09	31	µØØ
133	IndyMac Loan Trust, Ser. 2005-L2, Class A1, 0.66%, due 5/26/09	85	µØØ
360	IndyMac Seconds Asset-Backed Trust, Ser. 2006-2B, Class A, 0.61%, due 5/26/09	97	µØØ
20	JP Morgan Alternative Loan Trust, Ser. 2006-A3, Class 1A2, 0.51%, due 5/26/09	19	µØØ
49	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 1A2, 0.52%, due 5/26/09	38	µØØ
81	JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A1B, 0.52%, due 5/26/09	69	µØØ
8	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-FL1A, Class A1, 0.56%, due 5/15/09	8	ñµØØ
340	JP Morgan Mortgage Acquisition Corp., Ser. 2006-CW2, Class AV3, 0.54%, due 5/26/09	304	µØØ
755	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 5.11%, due 5/1/09	692	µ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 1.56%, due 7/13/09	0	ñµ
295	Merrill Lynch First Franklin Mortgage Loan, Ser. 2007-2, Class A2A, 0.55%, due 5/26/09	262	µØØ
42	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 3.14%, due 5/26/09	1	µØØ
239	MortgageIT Trust, Ser. 2005-3, Class A1, 0.74%, due 5/26/09	117	µØØ
91	MSCC Heloc Trust, Ser. 2003-2, Class A, 0.70%, due 5/26/09	50	µØØ
273	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.56%, due 5/26/09	161	µØØ
257	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.70%, due 5/26/09	170	µØØ
594	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.54%, due 5/26/09	380	µØØ
68	Popular ABS Mortgage Pass-Through Trust, Ser. 2006-E, Class A1, 0.53%, due 5/26/09	57	µØØ
307	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.59%, due 5/1/09	182	µ
402	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.95%, due 5/1/09	208	µ
150	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.64%, due 5/26/09	35	µØØ
16	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 1.12%, due 5/26/09	7	µØØ
43	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 1.16%, due 5/26/09	25	µØØ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.98%, due 5/26/09	4	µØØ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 1.12%, due 5/26/09	1	µØØ
58	Wachovia Asset Securitization, Inc., Ser. 2003-HE3, Class A, 0.69%, due 5/26/09	23	µØØ
		8,967
Fannie Mae (16.5%)
371	Pass-Through Certificates, 6.00%, due 11/1/15 & 2/1/38	389
1,375	Pass-Through Certificates, 5.00%, due 3/1/21 – 8/1/38	1,419
104	Pass-Through Certificates, 8.50%, due 4/1/34	114
4,801	Pass-Through Certificates, 5.50%, due 11/1/35 – 5/1/38	4,980
3,615	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	3,745	Ø
		10,647
Freddie Mac (20.4%)
306	Pass-Through Certificates, 5.00%, due 5/1/23 & 4/1/37	316
121	Pass-Through Certificates, 6.50%, due 11/1/25	129
210	Pass-Through Certificates, 5.71%, due 6/1/36	218	ØØ
898	Pass-Through Certificates, 5.77%, due 7/1/36	931	ØØ
558	Pass-Through Certificates, 5.36%, due 2/1/37	580	ØØ
632	Pass-Through Certificates, 5.54%, due 2/1/37	660	ØØ
1,388	Pass-Through Certificates, 5.25%, due 4/1/37	1,445	ØØ
1,549	Pass-Through Certificates, 5.50%, due 10/1/38 & 11/1/38	1,604
7,010	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	7,251	Ø
		13,134
	Total Mortgage-Backed Securities (Cost $39,704)	32,748

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Corporate Debt Securities (34.2%)
Bank (4.9%)
$325	Goldman Sachs Group, Inc., Senior Notes, 6.00%, due 5/1/14	$324	Ø
1,305	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	995	ØØ
460	JP Morgan Chase & Co., Senior Unsecured Notes, 6.30%, due 4/23/19	452
315	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	203
365	Merrill Lynch & Co., Senior Unsecured Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	319	ØØ
470	Merrill Lynch & Co., Medium-Term Notes, 6.88%, due 4/25/18	396
130	Merrill Lynch & Co., Subordinated Notes, 6.22%, due 9/15/26	77
210	Merrill Lynch & Co., Subordinated Notes, 6.11%, due 1/29/37	123
315	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	300
		3,189
Finance (4.6%)
555	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	547
675	Citigroup, Inc., Senior Unsecured Notes, 5.50%, due 4/11/13	602
735	Citigroup, Inc., Subordinated Notes, 5.00%, due 9/15/14	503
1,265	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 5.88%, due 1/14/38	873
295	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 6.88%, due 1/10/39	231
420	International Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	245
		3,001
Industrial (21.1%)
205	Altria Group, Inc., Guaranteed Notes, 9.70%, due 11/10/18	240
335	Altria Group, Inc., Guaranteed Notes, 9.95%, due 11/10/38	368	ØØ
125	Altria Group, Inc., Guaranteed Notes, 10.20%, due 2/6/39	138
1,025	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	927
630	Anheuser-Busch Inbev Worldwide, Inc., Guaranteed Notes, 7.75%, due 1/15/19	660	ñ
820	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	661
365	BAT International Finance PLC, Guaranteed Notes, 9.50%, due 11/15/18	415	ñ
595	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 7.15%, due 2/15/19	584
20	ConocoPhillips, Guaranteed Notes, 5.75%, due 2/1/19	20
475	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	375
525	Cox Communications, Inc., Senior Unsecured Notes, 9.38%, due 1/15/19	591	ñ
310	Cox Communications, Inc., Bonds, 8.38%, due 3/1/39	301	ñ
300	DaimlerChrysler N.A. Holding Corp., Guaranteed Notes, 4.88%, due 6/15/10	298
310	DCP Midstream LLC, Senior Unsecured Notes, 9.75%, due 3/15/19	307	ñ
130	DCP Midstream LLC, Senior Unsecured Notes, 6.75%, due 9/15/37	86	ñ
515	Delta Air Lines, Secured Pass-Through Certificates, Ser. 2000-1, Class A2, 7.57%, due 11/18/10	479
950	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	663	ñ
245	Hess Corp., Senior Unsecured Notes, 8.13%, due 2/15/19	268
315	Ingersoll-Rand Global Holding Co. Ltd., Guaranteed Notes, 6.00%, due 8/15/13	306
220	Marathon Oil Corp., Senior Unsecured Notes, 7.50%, due 2/15/19	230
390	News America, Inc., Guaranteed Notes, 6.90%, due 3/1/19	367	ñ
360	NGPL Pipeco LLC, Senior Unsecured Notes, 6.51%, due 12/15/12	355	ñ
410	Rio Tinto Finance (USA) Ltd., Guaranteed Notes, 9.00%, due 5/1/19	422
245	Rio Tinto Finance (USA) Ltd., Guaranteed Notes, 7.13%, due 7/15/28	204
615	Roche Holdings, Inc., Guaranteed Notes, 6.00%, due 3/1/19	639	ñ
880	Suncor Energy, Inc., Senior Unsecured Notes, 6.10%, due 6/1/18	783
210	TEPPCO Partners L.P., Guaranteed Notes, 7.55%, due 4/15/38	161
525	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	533
645	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	653
430	Time Warner Cable, Inc., Guaranteed Notes, 8.25%, due 4/1/19	475

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$230	Time Warner, Inc., Guaranteed Unsecured Notes, 6.88%, due 5/1/12	$242
219	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	149
415	Valero Energy Corp., Senior Unsecured Notes, 9.38%, due 3/15/19	463
245	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	233
		13,596
Real Estate Investment Trust (0.2%)
100	Simon Property Group L.P., Senior Unsecured Notes, 10.35%, due 4/1/19	104
Telecommunications (2.5%)
360	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	365
295	Verizon Communications, Inc., Senior Unsecured Notes, 6.35%, due 4/1/19	307
660	Verizon Wireless Capital LLC, Senior Unsecured Notes, 5.55%, due 2/1/14	692	ñ
225	Verizon Wireless Capital LLC, Senior Unsecured Notes, 8.50%, due 11/15/18	270	ñ
		1,634
Utility - Electric (0.9%)
310	FirstEnergy Corp., Senior Unsecured Notes, Ser. B, 6.45%, due 11/15/11	315
225	FPL Group Capital, Inc., Guaranteed Notes, 7.88%, due 12/15/15	256
		571
	Total Corporate Debt Securities (Cost $22,942)	22,095
Asset-Backed Securities (15.9%)
105	ARCap REIT, Inc., Ser. 2004-1A, Class D, 5.64%, due 4/21/39	13	ñ
185	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.84%, due 5/1/09	140	µ
397	Capital Auto Receivables Asset Trust, Ser. 2008-1, Class A2B, 1.15%, due 5/15/09	396	µØØ
261	Carmax Auto Owner Trust, Ser. 2008-1, Class A2, 1.15%, due 5/15/09	260	µØØ
555	Chase Commercial Mortgage Securities Corp., Ser. 2000-3, Class A2, 7.32%, due 10/15/32	561
800	Chase Issuance Trust, Ser. 2006-A3, Class A3, 0.44%, due 5/15/09	800	µØØ
350	Chase Issuance Trust, Ser. 2007-A6, Class A6, 0.45%, due 5/15/09	345	µØØ
100	Chase Issuance Trust, Ser. 2008-A7, Class A7, 1.10%, due 5/15/09	99	µØØ
470	Chase Issuance Trust, Ser. 2008-A5, Class A5, 1.35%, due 5/15/09	470	µØØ
163	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36	161
225	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C4, Class A3, 5.12%, due 8/15/38	203
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.91%, due 5/1/09	56	µ
45	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.00%, due 5/1/09	31	µ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.42%, due 5/1/09	187	µ
670	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A2, 5.36%, due 9/15/39	575
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	69
130	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	92
0	DaimlerChrysler Auto Trust, Ser. 2007-A, Class A2B, 1.06%, due 5/8/09	0	µ
331	Ford Credit Auto Owner Trust, Ser. 2008-A, Class A2, 1.05%, due 5/15/09	330	µØØ
175	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	138
480	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.99%, due 5/1/09	362	µ
1,680	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.94%, due 5/1/09	1,199	µØØ
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.01%, due 5/1/09	998	µØØ
180	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 6.07%, due 5/1/09	151	µ
48	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB11, Class A1, 4.52%, due 8/12/37	47

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$220	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class A3, 4.96%, due 8/15/42	$181
335	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44	318
200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	152
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	938	ØØ
10	Merrill Lynch Mortgage Trust, Ser. 2005-MKB2, Class A1, 4.45%, due 9/12/42	10
300	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	198
140	Morgan Stanley Capital I, Ser. 2005-T17, Class A5, 4.78%, due 12/13/41	122
260	Newcastle CDO Ltd., Ser. 2004-4A, Class 3FX, 5.11%, due 3/24/39	3	ñ
125	SLM Student Loan Trust, Ser. 2005-A, Class A1, 1.36%, due 6/15/09	123	µØØ
352	SLM Student Loan Trust, Ser. 2008-6, Class A1, 1.49%, due 7/27/09	350	µØØ
266	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class A4, 0.74%, due 5/26/09	178	µØØ
10	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.93%, due 5/1/09	7	µ
	Total Asset-Backed Securities (Cost $12,495)	10,263
Municipal Notes (1.0%)
600	California St. Var. Purp. G.O. (Build America Bonds), Ser. 2009, 7.55%, due 4/1/39 (Cost $608)	625
NUMBER OF SHARES
Short-Term Investments (5.2%)
3,343,803	Neuberger Berman Prime Money Fund Trust Class (Cost $3,344)	3,344	@
	Total Investments (115.7%) (Cost $84,387)	74,618	##
	Liabilities, less cash, receivables and other assets [(15.7%)]	(10,102)
	Total Net Assets (100.0%)	$64,516

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Bank Loan Obligations (11.6%)
Airlines (0.7%)
$3,929	United Airlines, Inc., Term Loan B, 3.22%, due 2/1/14	$1,959	ØØØ
Auto Parts & Equipment (0.9%)
3,075	Goodyear Tire & Rubber Co., Second Lien Term Loan C, 2.89%, due 4/30/14	2,565
Automotive (1.3%)
5,912	General Motors Corp., Term Loan B, 3.84%, due 11/29/13	3,839	ØØØ
Electric - Generation (1.1%)
5,057	Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 3.56%, due 10/10/14	3,416	ØØØ
Electronics (1.6%)
3,838	Flextronics Int'l, Ltd., Term Loan B, 3.47%, due 10/1/12	3,268
840	Flextronics Int'l, Ltd., Term Loan A2, 3.47%, due 10/1/14	640
975	Flextronics Int'l, Ltd., Term Loan A3, 3.47%, due 10/1/14	743
		4,651
Energy - Exploration & Production (0.8%)
2,709	Quicksilver Resources, Inc., Second Lien Term Loan, 5.72%, due 8/8/13	2,420	ØØØ
Media - Cable (3.0%)
3,000	Cequel Communications LLC, Second Lien Term Loan A, 7.36%, due 5/5/14	2,388
2,800	Cequel Communications LLC, Second Lien Term Loan B, 7.22%, due 5/5/14	2,284	ØØØ
5,089	Charter Communications Operating LLC, Term Loan, 2.53%, due 3/6/14	4,308	ØØØ
		8,980
Software/Services (0.3%)
1,217	First Data Corp., Term Loan B3, 3.97%, due 9/24/14	887
Support-Services (0.5%)
2,032	Rental Services Corp., Second Lien Term Loan, 4.72%, due 11/30/13	1,348
Telecom - Integrated/Services (1.4%)
3,685	Intelsat Jackson Holdings, Ltd., Term Loan, 4.01%, due 2/1/14	2,960
1,515	Level 3 Communications, Inc., Term Loan B, 3.47%, due 2/28/14	1,209
		4,169
	Total Bank Loan Obligations (Cost $31,084)	34,234

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Corporate Debt Securities (81.5%)
Aerospace/Defense (1.5%)
$790	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	$798
4,110	L-3 Communications Corp., Guaranteed Notes, 5.88%, due 1/15/15	3,760
		4,558
Airlines (0.7%)
1,243	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	883
1,881	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	1,279
		2,162
Auto Loans (2.8%)
4,850	Ford Motor Credit Co., Senior Unsecured Notes, 7.38%, due 2/1/11	4,171
5,125	Ford Motor Credit Co., Senior Unsecured Notes, 7.25%, due 10/25/11	4,203
		8,374
Auto Parts & Equipment (1.2%)
2,630	Goodyear Tire & Rubber Co., Senior Unsecured Notes, 7.86%, due 8/15/11	2,446
1,415	Harley-Davidson Funding Corp., Senior Notes, 6.80%, due 6/15/18	999	ñ
		3,445
Automotive (0.4%)
2,780	Ford Motor Co., Senior Unsecured Notes, 6.50%, due 8/1/18	1,334
Banking (2.3%)
280	CIT Group Funding Co. Of Canada, Guaranteed Notes, 5.20%, due 6/1/15	154
4,902	GMAC LLC, Guaranteed Notes, 6.88%, due 9/15/11	4,265	ñ
425	GMAC LLC, Senior Unsecured Notes, 8.00%, due 11/1/31	251
2,980	GMAC LLC, Guaranteed Notes, 8.00%, due 11/1/31	2,086	ñ
		6,756
Beverage (0.4%)
560	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	565
750	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	724
		1,289
Chemicals (1.3%)
995	Airgas, Inc., Guaranteed Notes, 7.13%, due 10/1/18	967	ñ
4,860	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	2,406	ñ
1,771	Momentive Performance Materials, Inc., Guaranteed Notes, 10.13%, due 12/1/14	390
		3,763
Electric - Generation (8.4%)
1,682	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	1,699	ñ
7,990	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	6,791
150	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	128

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$3,200	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	$2,328
4,580	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	2,931
4,190	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	2,860
2,440	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	1,251
258	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	229
129	Midwest Generation LLC, Pass-Through Certificates, Ser. B, 8.56%, due 1/2/16	123
865	Mirant Americas Generation LLC, Senior Unsecured Notes, 8.30%, due 5/1/11	865
685	Mirant Americas Generation LLC, Senior Unsecured Notes, 8.50%, due 10/1/21	572
1,193	Mirant Mid-Atlantic LLC, Pass-Through Certificates, Ser. A, 8.63%, due 6/30/12	1,169
575	NRG Energy, Inc., Guaranteed Notes, 7.25%, due 2/1/14	555
3,480	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	3,323
		24,824
Electric - Integrated (1.4%)
685	CMS Energy Corp., Senior Unsecured Notes, 8.50%, due 4/15/11	700
660	CMS Energy Corp., Senior Unsecured Notes, 6.30%, due 2/1/12	633
1,735	CMS Energy Corp., Senior Unsecured Notes, 6.88%, due 12/15/15	1,560
1,180	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,109	ñ
		4,002
Electronics (0.1%)
935	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	159
Energy - Exploration & Production (4.4%)
1,035	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	983
130	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 6/15/14	123
920	Chesapeake Energy Corp., Guaranteed Notes, 7.00%, due 8/15/14	849
2,305	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	2,328
1,420	Chesapeake Energy Corp., Guaranteed Notes, 6.38%, due 6/15/15	1,253
3,425	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	2,997
305	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 11/15/20	249
2,595	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	2,296
700	Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14	660
1,400	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 4/15/16	1,267
		13,005
Environmental (0.6%)
1,715	Allied Waste North America, Inc., Guaranteed Notes, 6.88%, due 6/1/17	1,664
Food & Drug Retailers (1.5%)
660	Ingles Market, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	637	ñ
3,485	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	2,997	ØØ
785	SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	762
		4,396
Food - Wholesale (0.4%)
1,325	Tyson Foods, Inc., Guaranteed Notes, 7.85%, due 4/1/16	1,202
Forestry/Paper (0.4%)
1,050	Georgia-Pacific LLC, Guaranteed Notes, 8.25%, due 5/1/16	1,050	ñ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Gaming (2.6%)
$905	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	$385	ñ
2,985	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	2,149	ñ
2,755	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	1,543	ØØ
2,265	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	2,095	ñ
1,590	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	1,272	ñ
560	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	291	ñ
		7,735
Gas Distribution (9.5%)
750	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	726
2,435	El Paso Corp., Senior Unsecured Medium-Term Notes, 8.25%, due 2/15/16	2,374
1,165	El Paso Corp., Medium-Term Notes, 7.80%, due 8/1/31	872
360	El Paso Natural Gas Co., Senior Unsecured Notes, 5.95%, due 4/15/17	328
1,170	El Paso Natural Gas Co., Senior Unsecured Notes, 8.38%, due 6/15/32	1,138
1,920	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	1,757	ØØ
355	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	320
3,245	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	2,929	ñ
3,987	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	3,847
555	Kinder Morgan, Inc., Senior Unsecured Notes, 5.15%, due 3/1/15	477	ØØ
2,305	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	1,913
2,482	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	2,321
4,580	Sabine Pass L.P., Senior Secured Notes, 7.50%, due 11/30/16	3,618
1,490	Tennessee Gas Pipeline Co., Senior Notes, 8.00%, due 2/1/16	1,520	ñ
360	Williams Cos., Inc., Senior Unsecured Notes, 7.13%, due 9/1/11	364
1,335	Williams Cos., Inc., Senior Unsecured Notes, 8.75%, due 1/15/20	1,372	ñ
2,460	Williams Partners L.P., Senior Unsecured Notes, 7.25%, due 2/1/17	2,226
		28,102
Health Services (7.5%)
660	DaVita, Inc., Guaranteed Notes, 6.63%, due 3/15/13	648
665	HCA, Inc., Senior Secured Notes, 9.13%, due 11/15/14	658
750	HCA, Inc., Senior Secured Notes, 9.25%, due 11/15/16	743
3,780	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	3,804	ñ
2,740	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	2,658
3,528	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 8.45%, due 6/15/09	2,108	ñµ
155	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	149
1,840	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	1,688
3,960	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	3,059	ØØ
485	Ventas Realty L.P., Guaranteed Notes, 6.63%, due 10/15/14	456
2,045	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	1,943
1,545	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,383
870	Ventas Realty L.P., Guaranteed Notes, Ser. 1, 6.50%, due 6/1/16	774
2,505	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	2,254
		22,325
Hotels (0.3%)
840	Host Hotels & Resorts L.P., Guaranteed Notes, 7.13%, due 11/1/13	790	ØØ
Media - Broadcast (0.9%)
740	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	337
2,570	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	1,490
1,320	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	726
		2,553

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Media - Cable (5.2%)
$1,000	Comcast Corp., Guaranteed Notes, 6.40%, due 5/15/38	$937
530	CSC Holdings, Inc., Senior Unsecured Notes, 7.88%, due 2/15/18	514
7,795	DirecTV Holdings LLC, Guaranteed Notes, 8.38%, due 3/15/13	7,912	ØØ
1,145	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	1,111	ØØ
1,510	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	1,420
1,650	Vidéotron Ltée, Guaranteed Notes, 6.88%, due 1/15/14	1,603
730	Vidéotron Ltée, Guaranteed Notes, 9.13%, due 4/15/18	758
1,220	Vidéotron Ltée, Guaranteed Notes, 9.13%, due 4/15/18	1,267	ñ
		15,522
Media - Services (1.5%)
1,285	Lamar Media Corp., Senior Notes, 9.75%, due 4/1/14	1,291	ñ
1,310	Nielsen Finance LLC, Senior Notes, 11.50%, due 5/1/16	1,238	ñØ
4,430	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	2,038	**
		4,567
Metals/Mining Excluding Steel (2.9%)
3,295	Arch Western Finance LLC, Senior Secured Notes, 6.75%, due 7/1/13	2,875
2,015	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	1,975
755	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	643
810	Peabody Energy Corp., Guaranteed Notes, 5.88%, due 4/15/16	729
2,315	Rio Tinto Finance USA Ltd., Guaranteed Notes, 8.95%, due 5/1/14	2,396
		8,618
Non-Food & Drug Retailers (0.5%)
2,975	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	1,547	ØØ
Packaging (2.7%)
5,570	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	5,570
3,175	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	2,568
		8,138
Real Estate Dev. & Mgt. (1.2%)
1,960	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	1,744
2,175	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	1,827
		3,571
Real Estate Investment Trusts (1.0%)
2,160	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.30%, due 9/15/16	1,778
1,360	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.70%, due 1/30/18	1,067
		2,845
Restaurants (0.3%)
870	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	779	ØØ
See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Software/Services (3.4%)
$3,985	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	$2,754
515	First Data Corp., Senior Subordinated Notes, 11.25%, due 3/31/16	263	ñ
2,500	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	2,475
1,135	Sungard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	1,087	ñ
4,095	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	3,563
		10,142
Steel Producers/Products (1.2%)
1,840	ArcelorMittal, Senior Unsecured Notes, 5.38%, due 6/1/13	1,657
2,108	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 8.21%, due 7/1/09	1,001	µ
3,180	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	763
		3,421
Support-Services (1.2%)
1,750	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	1,268
1,400	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	1,015
1,630	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,402	ñ
		3,685
Telecom - Integrated/Services (5.5%)
750	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	637
3,020	Frontier Communications Corp., Senior Unsecured Notes, 6.25%, due 1/15/13	2,869
2,750	Frontier Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	2,186
650	Intelsat Jackson Holdings, Ltd., Guaranteed Notes, 11.25%, due 6/15/16	665
545	Intelsat Subsidiary Holding Co. Ltd., Senior Unsecured Notes, 8.88%, due 1/15/15	540	ñ
895	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	882	ñ
5,800	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	5,887
940	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	935	ñ
200	Valor Telecommunications Enterprises Finance Corp., Guaranteed Notes, 7.75%, due 2/15/15	197
765	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	761
920	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	865
		16,424
Telecom - Wireless (3.8%)
1,075	CC Holdings GS V LLC, Senior Secured Notes, 7.75%, due 5/1/17	1,086	ñ
1,050	Crown Castle Int'l Corp., Senior Unsecured Notes, 9.00%, due 1/15/15	1,071
2,396	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	1,839
8,500	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	5,737
800	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 11.00%, due 11/1/15	744	ñ
770	Telesat Canada/Telesat LLC, Senior Subordinated Notes, 12.50%, due 11/1/17	639	ñ
		11,116
Tobacco (0.8%)
2,205	Altria Group, Inc., Guaranteed Notes, 10.20%, due 2/6/39	2,428
Transportation Excluding Air/Rail (1.7%)
7,360	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	5,140	ñ
	Total Corporate Debt Securities (Cost $240,710)	241,431

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
(000's omitted)		(000's omitted)
Preferred Stocks (0.0%)
Banking (0.0%)
218	GMAC, 7.00%, due 12/31/49 (Cost $43)	$65	ñ
Short-Term Investments (5.9%)
17,464,801	Neuberger Berman Prime Money Fund Trust Class (Cost $17,465)	17,465	@
	Total Investments (99.0%) (Cost $289,302)	293,195	##
	Cash, receivables and other assets, less liabilities (1.0%)	3,043
	Total Net Assets (100.0%)	$296,238

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Money Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Municipal Notes (97.6%)
Arkansas (0.5%)
$2,000	Arkansas St. Dev. Fin. Au. Hosp. Rev. (Washington Reg. Med. Ctr.), Ser. 2000, 7.38%, due 2/1/29 Pre-Refunded 2/1/10	$2,120	ß
California (7.4%)
740	ABAG Fin. Au. for Nonprofit Corp. Rev. (La Jolla Country Day Sch.), Ser. 2006-A, (LOC: Allied Irish Bank), 1.20%, due 5/7/09	740	µß
1,000	ABAG Fin. Au. for Nonprofit Corp. Rev. (San Francisco Univ.), Ser. 2005-A, (LOC: Allied Irish Bank), 1.20%, due 5/7/09	1,000	µß
700	California Ed. Fac. Au. Rev. (Floater Cert.), Ser. 2001-487, (LOC: Morgan Stanley), 0.60%, due 5/7/09	700	µ
2,000	California HFA Rev., Ser. 2005-A, (LOC: Dexia Credit Locale de France), 2.00%, due 5/1/09	2,000	µ
2,830	California Infrastructure & Econ. Dev. Bank IDR (Studio Moulding Proj.), Ser. 2001-A, (LOC: Comerica Bank), 0.95%, due 5/7/09	2,830	µß
1,000	California Muni. Fin. Au. Rev. (Notre Dame High Sch.), Ser. 2007, (LOC: Comerica Bank), 0.55%, due 5/7/09	1,000	µß
7,990	California St. G.O. (Floaters), Ser. 2008-010, (FSA Insured), 2.60%, due 5/7/09	7,990	µp
700	Contra Costa Wtr. Dist. Wtr. Rev. (Floaters), Ser. 2002-750, (FSA Insured), 0.62%, due 5/7/09	700	µy
500	Hillsborough Cert. of Participation Ref. (Wtr. & Swr. Sys. Proj.), Ser. 2000-B, (LOC: JP Morgan Chase), 0.20%, due 5/7/09	500	µ
400	Metro. Wtr. Dist. of So. California Ref. Wtr. Works Rev., Ser. 2004-C, (LOC: Dexia Credit Locale de France), 2.00%, due 5/7/09	400	µ
500	Redwood City Cert. of Participation (City Hall Proj.), Ser. 1998, (LOC: KBC Bank), 0.55%, due 5/7/09	500	µ
1,300	Riverside Co. Hsg. Au. Multi-Family Hsg. Mtge. Ref. Rev. (Mountain View Apts.), Ser. 1995-A, (LOC: Redlands Federal Savings & Loan), 0.31%, due 5/6/09	1,300	µpp
4,800	Sacramento Co. Sanitation Dist. Fin. Au. Rev. Muni. Sec. Trust Receipts, Ser. 2008-48A, (FGIC Insured), 0.60%, due 5/7/09	4,800	µcc
2,500	Sacramento Co. Sanitation Dist. Fin. Au. Rev. Muni. Sec. Trust Receipts, Ser. 2008-49A, (FGIC Insured), 0.60%, due 5/7/09	2,500	ñµcc
700	San Francisco City & Co. Redev. Agcy. Comm. Fac. Dist. Spec. Tax Number 7 (Hunters Point), Ser. 2005-A, (LOC: KBC Bank), 0.55%, due 5/7/09	700	µ
950	Santa Clara Co. Fin. Au. Lease Rev. (Hsg. Au. Office Proj.), Ser. 2004-A, (LOC: U.S. Bank), 0.27%, due 5/7/09	950	µ
2,100	Union City Multi-Family Rev. (Floater), Ser. 2007-122G, (LOC: Goldman Sachs), 0.70%, due 5/7/09	2,100	µ
		30,710
Colorado (2.7%)
11,025	Colorado Ed. & Cultural Fac. Au. Rev. (Floaters), Ser. 2007-1557, (FGIC Insured), 0.58%, due 5/7/09	11,025	µee
Delaware (0.1%)
450	Delaware St. Econ. Dev. Au. Multi-Family Rev. (Sch. House Proj.), Ser. 1985, (LOC: HSBC Bank N.A.), 0.70%, due 5/6/09	450	µ
Florida (4.8%)
6,800	Alachua Co. Hlth. Fac. Au. Continuing Care Rev. (Oak Hammock Univ. of Florida Proj.), Ser. 2002-A, (LOC: Bank of Scotland), 0.52%, due 5/1/09	6,800	µß
5,000	BB&T Muni. Trust Var. Sts. (Floaters), Ser.2009-1034, (LOC: Branch Banking & Trust Co.), 0.60%, due 5/7/09	5,000	ñµ
300	Jacksonville IDR (Univ. Hlth. Science Ctr.), Ser. 1989, (LOC: Bank of America), 0.48%, due 5/7/09	300	µ
670	Orange Co. Hsg. Fin. Au. Multi-Family Hsg. Rev., Ser. 2000-E, (LOC: Bank of America), 0.80%, due 5/6/09	670	µß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$5,400	RBC Muni. Prods. Inc. Trust Var. Sts. (Floater), Ser. 2008-E6, (LOC: Royal Bank of Canada), 0.61%, due 5/7/09	$5,400	µ
2,000	Tallahassee Energy Sys. Rev., Ser. 2007-12105, (National Public Finance Guarantee Corp. Insured), 0.81%, due 5/7/09	2,000	µk
		20,170
Georgia (1.5%)
300	De Kalb Co. Dev. Au. Rev. (Marist Sch., Inc. Proj.), Ser. 1999, (LOC: SunTrust Bank), 1.50%, due 5/6/09	300	µß
6,050	Walker Dade & Catoosa Cos. Hosp. Au. Rev. Anticipation Cert. (Hutcheson Med. Ctr.), Ser. 2008, (LOC: Regions Bank), 0.98%, due 5/7/09	6,050	µß
		6,350
Illinois (16.6%)
2,600	Aurora Econ. Dev. Rev. (Christian Sch., Inc. Proj.), Ser. 2004-B, (LOC: Fifth Third Bank), 3.45%, due 5/7/09	2,600	µß
8,100	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-5001, (LOC: Rabobank N.A.), 0.74%, due 5/7/09	8,100	ñµ
6,248	Cook Co. G.O. (Floater Cert.), Ser. 2001-458, (FGIC Insured), 0.65%, due 5/7/09	6,248	µy
16,000	Deutsche Bank Spears/Lifers Trust Var. Sts. (Chicago Illinois Board), Ser. 2007-315, (FGIC Insured), 0.70%, due 5/7/09	16,000	µq
3,125	Elgin IDR (Nelson Graphic, Inc. Proj.), Ser. 2006, (LOC: LaSalle National Bank), 0.75%, due 5/7/09	3,125	µß
600	Illinois Dev. Fin. Au. Rev. (American Academy of Dermatology), Ser. 2001, (LOC: Bank One), 0.48%, due 5/7/09	600	µß
2,425	Illinois Dev. Fin. Au. Rev. (Christian Heritage Academy), Ser. 2001, (LOC: Glenview State Bank), 2.95%, due 5/1/09	2,425	µßo
4,000	Illinois Fin. Au. Ref. Rev. (Andre's Imaging & Graphics, Inc.), Ser. 2007, (LOC: U.S. Bank), 0.75%, due 5/7/09	4,000	µß
200	Illinois Fin. Au. Rev. (Luther Oaks Proj.), Ser. 2006-C, (LOC: Fifth Third Bank), 3.63%, due 5/7/09	200	µß
9,150	Illinois Fin. Au. Rev. (Sacred Heart Sch. Proj.), Ser. 2008, (LOC: Fifth Third Bank), 3.29%, due 5/6/09	9,150	µß
9,000	JP Morgan Chase Trust Var. Sts. G.O. (Putters), Ser. 2008-3258, (FGIC Insured), 1.23%, due 5/7/09	9,000	ñµs
7,495	Univ. of Illinois Board of Trustees Cert. of Participation, Ser. 2008-11480, (FSA Insured), 0.86%, due 5/7/09	7,495	µk
		68,943
Indiana (6.4%)
4,770	Fort Wayne Econ. Dev. Rev. (St. Anne Home & Retirement), Ser. 1998, (LOC: Fifth Third Bank), 3.90%, due 5/7/09	4,770	µß
6,010	Greencastle IDR (Crown Equipment Corp. Proj.), Ser. 1996, (LOC: KeyBank), 1.00%, due 5/7/09	6,010	µß
980	Indiana Fin. Au. Hosp. Ref. Rev. (Floyd Mem. Hosp. & Hlth. Svcs.), Ser. 2008, (LOC: Branch Banking & Trust Co.), 0.52%, due 5/1/09	980	µß
1,990	Indiana Hlth. Fac. Fin. Au. Rev. (Fayette Mem. Hosp. Assoc.), Ser. 2002-A, (LOC: U.S. Bank ), 0.52%, due 5/1/09	1,990	µß
4,100	Indiana St. Dev. Fin. Au. Rev. Ed. Fac. (Cathedral High), Ser. 2001, (LOC: Fifth Third Bank), 3.52%, due 5/1/09	4,100	µß
4,865	Indiana St. Fin. Au. Rev. Ed. Fac. (Lutheran Child & Family Svcs.), Ser. 2006, (LOC: National City Bank), 0.53%, due 5/7/09	4,865	µß
1,505	Indianapolis Econ. Dev. Rev. (Electrical Joint Apprenticeship Proj.), Ser. 2001, (LOC: National City Bank), 0.68%, due 5/7/09	1,505	µß
2,225	New Palestine Econ. Dev. Rev. (UMC Comm. Ctr. Proj.), Ser. 2006, (LOC: Fifth Third Bank), 3.90%, due 5/1/09	2,225	µß
		26,445
Iowa (6.3%)
7,150	Hills Hlth. Fac. Rev. (Mercy Hosp. Proj.), Ser. 2008, (LOC: Allied Irish Bank), 1.22%, due 5/1/09	7,150	µß
700	Iowa Fin. Au. Hlth. Care Fac. Rev. (Care Initiatives Proj.), Ser. 2002, (LOC: KBC Bank), 0.52%, due 5/1/09	700	µß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$4,115	Iowa Fin. Au. Hlth. Care Fac. Rev. (Care Initiatives Proj.), Ser. 2006, (LOC: KBC Bank), 0.52%, due 5/1/09	$4,115	µß
7,000	Iowa Fin. Au. Hlth. Fac. Rev. (Great River Med. Ctr. Proj.), Ser. 2008, (LOC: Allied Irish Bank), 1.22%, due 5/1/09	7,000	µß
5,900	Iowa Fin. Au. Rev. (Private Sch. Fac. Regis Sch.), Ser. 1997, (LOC: Allied Irish Bank), 0.25%, due 5/7/09	5,900	µ
1,300	Iowa Higher Ed. Loan Au. Rev. RANS (Private Ed.), Ser. 2008-A, 3.30%, due 5/20/09	1,301	ß
		26,166
Louisiana (0.4%)
1,500	Tangipahoa Parish Hosp. Svc. Dist. Number 1 Hosp. Rev. (North Oaks Med. Ctr. Proj.), Ser. 2003-B, (LOC: Allied Irish Bank), 1.38%, due 5/7/09	1,500	µ
Maine (1.0%)
4,000	Maine St. Hsg. Au. Mtge. Purp. Rev., Ser. 2006-B, (LOC: State Street Bank & Trust Co.), 0.84%, due 5/7/09	4,000	µ
Michigan (3.5%)
1,865	Mancelona Area Wtr. Swr. Au. Wtr. Supply Sys. Rev., Ser. 2002, (LOC: National City Bank), 0.73%, due 5/7/09	1,865	µ
1,305	Michigan Higher Ed. Fac. Au. Rev. Ltd. Oblig. (Adrian College), Ser. 2002, (LOC: Comerica Bank), 0.65%, due 5/7/09	1,305	µß
6,285	Michigan St. G.O. (Putters), Ser. 1999-125, (FGIC Insured), 0.73%, due 5/7/09	6,285	µs
3,800	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Kalamazoo Christian Sch. Proj.), Ser. 2003, (LOC: National City Bank), 0.53%, due 5/7/09	3,800	µß
1,400	Oakland Co. Econ. Dev. Corp. Ltd. Oblig. Rev. (Bharatiya Temple Proj.), Ser. 2007, (LOC: Fifth Third Bank), 3.90%, due 5/1/09	1,400	µß
		14,655
Minnesota (3.6%)
1,100	Mankato Multi-Family Hsg. Rev. (Highland Hills of Mankato L.P.), Ser. 1997, (LOC: LaSalle National Bank), 0.52%, due 5/1/09	1,100	µß
1,400	Plymouth Multi-Family Hsg. Ref. Rev. (At the Lake Apts. Proj.), Ser. 2004, (LOC: Freddie Mac), 0.70%, due 5/7/09	1,400	µß
12,325	St. Paul Port Au. Rev. (Amherst H. Wilder Foundation), Ser. 2006-3, (LOC: Bank of New York), 0.52%, due 5/1/09	12,325	µß
		14,825
Missouri (0.6%)
300	Missouri Dev. Fin. Board Cultural Fac. Rev. (Nelson Gallery Foundation), Ser. 2004-A, (LOC: JP Morgan Chase), 0.45%, due 5/1/09	300	µß
800	Missouri St. Dev. Fin. Board Infrastructure Fac. Rev. (St. Louis Convention Ctr.), Ser. 2000-C, (LOC: U.S. Bank), 0.52%, due 5/1/09	800	µ
1,385	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College), Ser. 1999, (LOC: Bank of America), 0.52%, due 5/1/09	1,385	µß
		2,485
Nevada (2.5%)
5,330	Clark Co. Sch. Dist. G.O., Ser. 2008 -11657, (FGIC Insured), 0.98%, due 5/7/09	5,330	ñµk
4,500	Nevada Hsg. Div. Single Family Mtge. Rev. Gtd. Mtge.-Backed Sec. Prog., Ser. 2006-A, (LOC: Government National Mortgage Association), 0.63%, due 5/7/09	4,500	µs
615	Nevada Sys. Higher Ed. Univ. Rev., Ser. 2008-A, 3.00%, due 7/1/09	616
		10,446

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
New Hampshire (0.5%)
$2,000	Merrimack Co. G.O. TANS, Ser. 2009, 3.25%, due 12/30/09	$2,003
New Jersey (2.2%)
9,120	Dexia Credit Local Cert. Trust Var. Sts., Ser. 2008-063, (FSA Insured), 2.50%, due 5/7/09	9,120	ñµp
New Mexico (1.8%)
7,600	Bernalillo Co. Gross Receipts Tax Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 1.13%, due 5/7/09	7,600	µc
New York (3.2%)
1,050	Forest City New Rochelle Rev. Cert. Trust (Beneficial Owner), Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 0.82%, due 5/7/09	1,050	µß
5,000	New York City Transitional Fin. Au. Rev. (NYC Recovery Bonds), Ser. 2002-3F, (LOC: Royal Bank of Canada), 0.40%, due 5/1/09	5,000	µ
7,420	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2009-10361, (LOC: Citibank N.A.), 0.63%, due 5/7/09	7,420	ñµ
		13,470
North Carolina (3.6%)
3,990	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1021, (LOC: Branch Banking & Trust Co.), 0.60%, due 5/7/09	3,990	µ
11,085	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1027, (LOC: Branch Banking & Trust Co.), 0.60%, due 5/7/09	11,085	µ
		15,075
Ohio (4.2%)
5,700	East Liverpool Hosp. Rev. (East Liverpool City Hosp.), Ser. 2006, (LOC: Fifth Third Bank), 4.50%, due 5/7/09	5,700	µß
1,535	Franklin Co. Hlth. Care Fac. Rev., Ser.1999, (LOC: National City Bank), 0.68%, due 5/7/09	1,535	µß
3,175	Franklin Co. Multi-Family Hsg. Rev. (Comm. Hsg. Network), Ser.1997, (LOC: National City Bank), 0.53%, due 5/7/09	3,175	µß
3,440	Hamilton Co. Econ. Dev. Rev. (Cincinnati Symphony Orchestra), Ser. 2007, (LOC: National City Bank), 0.53%, due 5/7/09	3,440	µß
3,505	Summit Co. Port Au. Port Fac. Rev. (Barberton YMCA Proj.), Ser. 2007, (LOC: National City Bank), 0.53%, due 5/6/09	3,505	µß
		17,355
Pennsylvania (2.4%)
2,000	Pennsylvania St. Turnpike Commission BANS, Ser. 2007-A, (AMBAC Insured), 4.00%, due 10/15/09	2,001
8,000	RBC Muni. Prods., Inc. Trust Var. Sts. (Floaters) (Berks Co. Muni. Au.), Ser. 2008-C13, (LOC: Royal Bank of Canada), 0.61%, due 5/7/09	8,000	ñµ
		10,001
South Carolina (1.4%)
6,000	South Carolina Trans. Infrastructure Bank. Rev. Muni. Sec. Trust Receipts, Ser. 2000-SGA116, (National Public Finance Guarantee Corp. Insured), 0.50%, due 5/1/09	6,000	µcc
Tennessee (5.2%)
5,900	Blount Co. Pub. Bldg. Au. (Local Gov't Pub. Imp.), Ser. 2008-E5B, (LOC: Branch Banking & Trust Co.), 0.49%, due 5/6/09	5,900	µ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$5,000	Blount Co. Pub. Bldg. Au. (Local Gov't Pub. Imp.), Ser. 2008-E5A, (LOC: Branch Banking & Trust Co.), 0.49%, due 5/6/09	$5,000	µ
600	Franklin Co. Hlth. & Ed. Fac. Board Rev. (Univ. of the South Proj.), Ser. 1990, 0.80%, due 5/1/09	600	µß
3,450	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board Rev. Multi-Family Hsg. (Wedgewood Towers L.P.), Ser. 2004-A, (LOC: AmSouth Bank), 6.30%, due 5/1/09	3,450	µß
3,400	Morgan Keegan Muni. Prods., Inc. Var. Sts., Ser. 2008-B1, (LOC: Regions Bank), 1.13%, due 5/7/09	3,400	µ
600	Sevier Co. Pub. Bldg. Au. (Local Gov't Pub. Imp.), Ser. 2008-A1, (LOC: KBC Bank), 0.60%, due 5/1/09	600	µ
2,660	Shelby Co. Hlth. Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev. (Flag Manor), Ser. 1995, (LOC: U.S. Bank), 0.68%, due 5/7/09	2,660	µ
		21,610
Texas (5.6%)
4,400	Houston Wtr. & Swr. Sys. Rev., Ser. 2008-055, (FSA Insured), 2.50%, due 12/1/32 Putable 5/07/09	4,400	µp
4,200	McAllen Ind. Dev. Au. Rev. (Ridge Sharyland), Ser. 2000, (LOC: Bank of America), 3.00%, due 5/7/09	4,200	µ
9,875	Tarrant Co. Cultural Ed. Fac. Fin. Corp. Rev. (Floaters), Ser. 2007-1760, (LOC: Morgan Stanley), 0.65%, due 5/7/09	9,875	µ
4,730	Weslaco Hlth. Fac. Dev. Corp. Ref. Rev. (Knapp Med. Ctr.), Ser. 2008-B, (LOC: Compass Bank), 0.60%, due 5/7/09	4,730	µß
		23,205
Utah (1.9%)
2,400	Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. 1985-E, (LOC: Morgan Stanley), 0.60%, due 5/1/09	2,400	µ
985	Murray City Hosp. Rev. (IHC Hlth. Svcs., Inc.), Ser. 2005-C, (LOC: Northern Trust Co.), 0.45%, due 5/1/09	985	µß
4,615	Utah Trans. Au. Sales Tax Rev. (Putters), Ser. 2008-2943, (MBIA Insured), 0.78%, due 5/7/09	4,615	µs
		8,000
Washington (2.3%)
3,900	Washington St. Hlth. Care Fac. Au. Rev. (Grays Harbor Comm. Hosp.), Ser. 2007, (Radian Insured), 0.92%, due 5/1/09	3,900	µßh
200	Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 0.52%, due 5/1/09	200	µß
5,320	Wells Fargo Stage Trust Var. Sts. (Floaters), Ser. 2008-5C, (FSA Insured), 0.64%, due 5/7/09	5,320	ñµjj
		9,420
West Virginia (0.4%)
1,855	Cabell Co. Bldg. Commission Rev. (Pressley Ridge Sch. Proj.), Ser. 2002, (LOC: National City Bank), 0.68%, due 5/7/09	1,855	µß
Wisconsin (5.0%)
5,400	Whitehall IDR (Whitehall Specialties), Ser. 2007, (LOC: JP Morgan Chase), 0.63%, due 5/7/09	5,400	µß
12,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Floaters), Ser. 2007-2113, (LOC: Morgan Stanley), 0.78%, due 5/7/09	12,000	µ
100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Goodwill Ind. North Central Wisconsin, Inc.), Ser. 2005, (LOC: Wells Fargo Bank & Trust Co.), 0.47%, due 5/7/09	100	µß
3,175	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Reedsburg Area Med. Ctr., Inc.), Ser. 2006, (LOC: Fifth Third Bank), 3.52%, due 5/1/09	3,175	µß
		20,675
	Total Investments (97.6%)	405,679
	Cash, receivables and other assets, less liabilities (2.4%)	10,159
	Total Net Assets (100.0%)	$415,838

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
Alaska (4.3%)
$795	Alaska St. Int'l Arpts. Ref. Rev., Ser. 2006-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 10/1/17	$784
500	Anchorage G.O., Ser. 2008-A, 5.00%, due 8/1/20	559
		1,343
Arizona (3.3%)
1,000	Chandler G.O., Ser. 2009, 4.00%, due 7/1/20	1,042
California (3.9%)
1,000	California St. Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21	1,016
220	Sacramento Muni. Util. Dist. Fin. Au. Rev. (Cosumnes Proj.), Ser. 2006, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/20	208
		1,224
Colorado (3.4%)
1,000	Larimer Co. Sales & Use Tax Rev., Ser. 2000, (AMBAC Insured), 5.75%, due 12/15/15 Pre-Refunded 12/15/10	1,080
Florida (3.3%)
1,000	Hillsborough Co. Comm. Investment Tax Rev., Ser. 2004, (AMBAC Insured), 5.00%, due 5/1/20	1,043
Georgia (3.2%)
1,000	George L. Smith II World Congress Ctr. Au. Rev. (Domed Stadium Proj.), Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.75%, due 7/1/15	1,016
Illinois (7.9%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,055
200	Illinois Dev. Fin. Au. Rev. (Christian Heritage Academy), Ser. 2001, (LOC: Glenview State Bank), 2.95%, due 5/1/09	200	µßo
600	Illinois Fin. Au. Rev. (Univ. of Chicago), Ser. 2007, 5.00%, due 7/1/22	657	ß
500	Will Grundy Cos. Comm. College Dist. Number 525 (Joliet Jr. College) G.O., Ser. 2008, 6.25%, due 6/1/24	572
		2,484
Kentucky (2.5%)
800	Kentucky Econ. Dev. Fin. Au. Hosp. Fac. Rev. (Harrison Mem. Hosp., Inc.), Ser. 2005, (LOC: Fifth Third Bank), 3.90%, due 5/1/09	800	µß
Massachusetts (3.3%)
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	538	ß
500	Massachusetts St. Turnpike Au. Western Turnpike Rev., Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 5.55%, due 1/1/17	502
		1,040

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
Michigan (5.7%)
$750	Detroit Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref. G.O., Ser. 1998-C, (FGIC Insured), 5.25%, due 5/1/13	$778
1,000	Kent Hosp. Fin. Au. Rev., Ref. (Spectrum Hlth. Sys.), Ser. 2008-A, 5.00%, due 1/15/47 Putable 1/15/12	1,022	µß
		1,800
Mississippi (1.7%)
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	544	ß
Nevada (2.4%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	749
New Jersey (8.6%)
1,000	New Jersey Econ. Dev. Au. St. Lease Rev. (Liberty St. Park Proj.), Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.00%, due 3/1/17	1,083
470	New Jersey St. Turnpike Au. Turnpike Rev., Ser. 1991-C, 6.50%, due 1/1/16	531
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,088
		2,702
New Mexico (6.8%)
1,000	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	1,085
1,000	New Mexico Fin. Au. St. Trans. Rev. Sr. Lien, Ser. 2004-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/15/21	1,078
		2,163
New York (14.7%)
925	Nassau Co. Interim Fin. Au. (Sales Tax Secured), Ser. 2009-A, 5.00%, due 11/15/20	1,031
250	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc., L.P. Proj.), Ser. 2005, 5.50%, due 1/1/16	246	ß
1,000	New York G.O., Ser. 1993-E4, (LOC: Fortis Bank), 2.30%, due 5/1/09	1,000	µ
500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004-A, 4.45%, due 7/1/17 Putable 7/1/09	499	µß
500	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (FSA Insured), 5.50%, due 1/1/14	531
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	836
500	New York Tobacco Settlement Fin. Corp. Asset-Backed Rev., Ser. 2003-A1, 5.50%, due 6/1/14	501
		4,644
North Carolina (3.4%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	750
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	333	ß
		1,083
Pennsylvania (1.2%)
340	State Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (FSA Insured), 5.00%, due 5/1/21	377	ß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
Texas (12.9%)
$1,000	Brazosport Independent Sch. Dist. Ref. G.O., Ser. 2005, (PSF Insured), 5.00%, due 2/15/15	$1,120
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	838
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (FGIC Insured), 5.63%, due 8/15/15	1,039
1,045	San Antonio Passenger Fac. Charge & Sub. Lien Arpt. Sys. Imp. Rev., Ser. 2005, (FSA Insured), 5.25%, due 7/1/12	1,082
		4,079
Washington (2.8%)
300	Pierce Co. Sch. Dist. Number 83 (Univ. Place) G.O., Ser. 2008-B, 5.00%, due 12/1/19	330
500	Pierce Co. Sch. Dist. Number 83 (Univ. Place) G.O., Ser. 2008-B, 5.00%, due 12/1/20	542
		872
Wisconsin (1.8%)
500	Wisconsin St. G.O., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/1/14 Pre-Refunded 5/1/12	558
	Total Investments (97.1%) (Cost $30,122)	30,643 ##
	Cash, receivables and other assets, less liabilities (2.9%)	919
	Total Net Assets (100.0%)	$31,562

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Money Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
New York (92.4%)
$5,600	Albany IDA Civic Fac. Rev. (Research Foundation of the St. Univ. of New York Proj.), Ser. 2002-A, 0.72%, due 5/7/09	$5,600	µß
11,900	Albany IDA Civic Fac. Rev. (The College of St. Rose), Ser. 2007-A, (National Public Finance Guarantee Corp. Insured), 0.45%, due 5/1/09	11,900	µßc
6,450	Austin Trust Var. Sts., Ser. 2008-3508, (FSA Insured), 0.93%, due 5/7/09	6,450	µc
8,000	Board Cooperative Ed. Svc. Sole Supervisory Dist. RANS, Ser. 2008, 2.40%, due 6/19/09	8,002
10,720	Clinton Co. IDA Civic Fac. Rev. (Champlain Valley Hosp. Proj.), Ser. 2006-A, (LOC: KeyBank), 1.20%, due 5/7/09	10,720	µß
7,060	Dutchess Co. IDA Civic Fac. Rev. (Lutheran Ctr.), Ser. 2005, (LOC: KeyBank), 1.17%, due 5/7/09	7,060	µß
10,420	Eclipse Funding Trust (Solar Eclipse-New York St. Dorm.), Ser. 2006-0148, (LOC: U.S. Bank), 0.49%, due 5/7/09	10,420	µhh
17,980	Forest City New Rochelle Rev. Bond Cert. Trust (Beneficial Owner), Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 0.82%, due 5/7/09	17,980	µß
8,895	Hempstead Town IDA Civic Fac. Rev. (Hebrew Academy), Ser. 2006, (LOC: Sovereign Bank), 0.42%, due 5/7/09	8,895	µßz
865	Herkimer Co. IDA Civic Fac. Rev. (Templeton Foundation Proj.), Ser. 2000, (LOC: KeyBank), 1.40%, due 5/7/09	865	µß
5,800	Hudson Yards Infrastructure Corp. Rev. (Eagle), Ser. 2007-0115A, (FSA Insured), 0.96%, due 5/7/09	5,800	µk
6,095	Liberty Dev. Corp. Rev. (Floater), Ser. 2006-41TP, (LOC: Wells Fargo Bank & Trust Co.), 0.57%, due 5/7/09	6,095	µ
18,810	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 1998-2B, (LOC: Bayerische Landesbank), 0.42%, due 5/1/09	18,810	µ
450	Metro. Trans. Au. Dedicated Tax Fund, Ser. 2002-B, (FSA Insured), 2.50%, due 5/7/09	450	µp
6,000	Metro. Trans. Au. Rev., Ser. 2005-E2, (LOC: Fortis Bank), 3.00%, due 5/7/09	6,000	µ
4,000	Metro. Trans. Au. Rev. (Eagle), Ser. 2004-0041A, (FSA Insured), 0.92%, due 5/7/09	4,000	µk
3,560	Monroe Co. IDA Rev., Ser. 1996, (LOC: M&T Bank), 1.50%, due 5/7/09	3,560	µß
11,440	Monroe Co. IDA Rev. (Rochester Institute of Technology Proj.), Ser. 1999-A, (LOC: First Union National Bank), 0.52%, due 5/6/09	11,440	µß
2,365	Nassau Co. IDA Civic Fac. Rev. (North Shore Hebrew Academy Proj.), Ser. 2005, (LOC: Sovereign Bank), 0.78%, due 5/7/09	2,365	µßm
18,000	Nassau Co. IDA Rev. (Floater), Ser. 2007-75G, (LOC: Goldman Sachs), 0.75%, due 5/7/09	18,000	µ
1,200	Nassau Co. Interim Fin. Au. (Sales Tax Secured), Ser. 2008-C, (LOC: Dexia Credit Locale de France), 1.30%, due 5/6/09	1,200	µ
600	New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev. (The Crest), Ser. 2005-A, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.38%, due 5/6/09	600	µß
1,000	New York City Hsg. Dev. Corp. Rev. (Floaters), Ser. 2008-2899, (LOC: Morgan Stanley), 0.63%, due 5/7/09	1,000	µ
3,700	New York City IDA Civic Fac. Rev. (Abraham Joshua Heschel Sch. Proj.), Ser. 2002, (LOC: Allied Irish Bank), 1.52%, due 5/7/09	3,700	µß
5,055	New York City IDA Civic Fac. Rev. (American Civil Liberties Proj.), Ser. 2005, (LOC: JP Morgan Chase), 0.40%, due 5/1/09	5,055	µß
365	New York City IDA Civic Fac. Rev. (Brooklyn United Methodist Proj.), Ser. 2000, (LOC: TD Banknorth), 0.48%, due 5/7/09	365	µß
8,000	New York City IDA Civic Fac. Rev. (Congregation Darchei Torah), Ser. 2008, (LOC: KeyBank), 1.42%, due 5/7/09	8,000	µ
3,300	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-B, (LOC: TD Banknorth), 0.44%, due 5/7/09	3,300	µß
3,100	New York City IDA Civic Fac. Rev. (New York Law Sch.), Ser. 2006-B1, (LOC: Allied Irish Bank), 0.57%, due 5/7/09	3,100	µß
10,485	New York City IDA Civic Fac. Rev. (Touro College Proj.), Ser. 1999-A, 6.35%, due 6/1/29 Pre-Refunded 6/1/09	11,147	µß
100	New York City IDA Civic Fac. Rev. (United Jewish Appeal Federation), Ser. 2004-B, 0.45%, due 5/6/09	100	µß
3,500	New York City IDA Rev. (Liberty One Bryant Park LLC), Ser. 2004-B, (LOC: Bank of America), 1.10%, due 5/1/09	3,500	µßk
15,000	New York City Muni. Wtr. Fin. Au. Wtr. & Sewer Sys. Rev. (Second Gen. Resolution Rev. Bonds, Ser. 2008-BB4), Ser. 2007, (LOC: Fortis Bank), 3.25%, due 5/7/09	15,000	µ
700	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1999, (FGIC Insured), 0.63%, due 5/7/09	700	µk

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$100	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 1998-A2, (LOC: Bank of Nova Scotia), 0.28%, due 5/6/09	$100	µ
7,400	New York City Transitional Fin. Au. Rev. (NYC Recovery), Ser. 2002-3F, (LOC: Royal Bank of Canada), 0.40%, due 5/1/09	7,400	µ
200	New York City Trust for Cultural Res. Rev. (Alvin Ailey Dance Foundation), Ser. 2003, (LOC: Citibank, N.A.), 0.38%, due 5/6/09	200	µß
4,030	New York City Trust for Cultural Res. Rev. (Muni. Sec. Trust Receipts), Ser. 2000-SGA91, (AMBAC Insured), 0.50%, due 5/1/09	4,030	ñµcc
19,000	New York Convention Ctr. Dev. Corp. Rev. (Floaters), Ser. 2008-2364, (AMBAC Insured), 0.63%, due 5/7/09	19,000	µy
500	New York G.O., Ser. 1995-F3, (LOC: Morgan Guaranty Trust), 0.38%, due 5/6/09	500	µ
3,150	New York G.O., Ser. 1993-A4, (LOC: Landesbank Baden-Wurttemberg), 0.42%, due 5/1/09	3,150	µ
200	New York G.O., Ser. 2003-A2, (LOC: Bank of America), 0.43%, due 5/6/09	200	µ
2,550	New York G.O., Ser. 2006-H1, (LOC: Dexia Credit Locale de France), 1.00%, due 5/1/09	2,550	µ
3,800	New York G.O., Ser. 2006-I3, (LOC: Bank of America), 0.46%, due 5/1/09	3,800	µ
3,000	New York G.O., Ser. 2008-J3, (LOC: Allied Irish Bank), 0.45%, due 5/1/09	3,000	µ
1,000	New York St. Dorm. Au. Rev. (Mem. Sloan-Kettering Cancer Ctr.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/09	1,006	ß
14,415	New York St. Dorm. Au. Rev. (Oxford Univ. Press, Inc.), Ser. 1993, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.55%, due 5/1/09	14,415	µß
2,470	New York St. Dorm. Au. Rev. Non St. Supported Debt (Catholic Hlth. Sys.), Ser. 2008, (LOC: HSBC Bank N.A.), 0.43%, due 5/7/09	2,470	µß
1,200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Cornell Univ.), Ser. 2008-C, (LOC: Bank of America), 0.40%, due 5/1/09	1,200	µß
8,230	New York St. Dorm. Au. Rev. Non St. Supported Debt (Long Island Univ.), Ser. 2008-A1, (LOC: Allied Irish Bank), 1.25%, due 5/7/09	8,230	µß
3,400	New York St. Dorm. Au. Rev. Non St. Supported Debt (Samaritan Med. Ctr.), Ser. 2009-B, (LOC: HSBC Bank N.A.), 0.45%, due 5/7/09	3,400	µß
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Wagner College), Ser. 2009, (LOC: TD Banknorth), 0.38%, due 5/6/09	4,000	µß
1,000	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (LOC: Citibank, N.A.), 0.62%, due 5/7/09	1,000	µ
11,530	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (SONYMA Insured), 0.63%, due 5/7/09	11,530	ñµk
11,450	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (FHA Insured), 0.63%, due 5/7/09	11,450	ñµk
5,000	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ.), Ser. 2008-D, (LOC: TD Banknorth), 0.44%, due 5/7/09	5,000	µß
5,000	New York St. HFA Rev. (100 Maiden Lane), Ser. 2004-A, (LOC: Fannie Mae), 0.47%, due 5/6/09	5,000	µß
4,500	New York St. HFA Rev. (Baisley Park Gardens), Ser. 2008-A, (LOC: Citibank, N.A.), 0.53%, due 5/6/09	4,500	µ
2,000	New York St. HFA Rev. (Weyant Green Apts.), Ser. 2007-A, (LOC: Fannie Mae), 0.41%, due 5/6/09	2,000	µß
400	New York St. HFA Svc. Contract Ref. Rev., Ser. 2003-B, (LOC: BNP Paribas), 0.38%, due 5/6/09	400	µ
4,900	New York St. Mtge. Agcy. Rev. (Homeowner Mtge.), Ser. 2006-135, (LOC: Dexia Credit Locale de France), 2.00%, due 5/1/09	4,900	µ
4,500	New York St. Thruway Au. Gen. Rev. (Floaters), Ser. 2006-1427, (FSA Insured), 0.63%, due 5/7/09	4,500	ñµy
7,740	New York St. Urban Dev. Corp. Rev., Ser. 2003-163, (FGIC Insured), 0.62%, due 5/7/09	7,740	µcc
770	New York St. Urban Dev. Corp. Rev. (Putters), Ser. 2007-2283, (National Public Finance Guarantee Corp. Insured), 0.88%, due 5/7/09	770	µs
5,000	Onondaga Co. IDA Civic Fac. Rev. (Crouse Hlth. Hosp.), Ser. 2007-A, (LOC: KeyBank), 1.17%, due 5/6/09	5,000	µß
6,245	Ontario Co. IDA Civic Fac. Rev. (F. F. Thompson Hosp.), Ser. 2003-B, (LOC: KeyBank), 0.81%, due 5/6/09	6,245	µß
2,965	Orange Co. IDA Civic Fac. Rev. (St. Luke's Cornwall Hosp. Proj.), Ser. 2006, (LOC: KeyBank), 1.17%, due 5/7/09	2,965	µß
4,375	Otsego Co. IDA Civic Fac. Rev. (Mary Imogene Bassett Hosp.), Ser. 2007-A, (LOC: KeyBank), 1.20%, due 5/7/09	4,375	µß
18,790	Port Au. New York & New Jersey (Floater), Ser. 2007-111TP, (CIFG Insured), 0.78%, due 5/7/09	18,790	µjj
500	Rensselaer Co. IDA Sr. Hsg. Rev. (Brunswick Sr. Hsg. Proj.), Ser. 1999-A, (LOC: Troy Savings Bank), 0.60%, due 5/1/09	500	µßpp
755	Rockland Co. IDA Rev. (Shock-Tech, Inc. Proj.), Ser. 1998, (LOC: JP Morgan Chase), 0.80%, due 5/6/09	755	µ
17,000	Sales Tax Asset Receivable Corp. (Floaters), Ser. 2008-2901, (LOC: Morgan Stanley), 0.63%, due 5/7/09	17,000	µ
3,080	Sales Tax Asset Receivable Corp. (Putters), Ser. 2004-599, (National Public Finance Guarantee Corp. Insured), 0.88%, due 5/7/09	3,080	µs

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$520	St. Lawrence Co. IDA Civic Fac. Rev. (United Helper's Independent Living Corp.), Ser. 1998, (LOC: Fleet National Bank), 0.40%, due 5/6/09	$520	µß
2,390	Triborough Bridge & Tunnel Au. Rev. (Convention Ctr. Proj.), Ser. 1990-E, 7.25%, due 1/1/10	2,489
4,120	Triborough Bridge & Tunnel Au. Rev., Ser. 2005-A, (LOC: Dexia Credit Locale de France), 2.25%, due 5/6/09	4,120	µ
3,830	Triborough Bridge & Tunnel Au. Rev. (Muni. Sec. Trust Receipts), Ser. 2008-A, (FGIC Insured), 0.61%, due 5/7/09	3,830	µcc
7,940	Ulster Co. IDA Civic Fac. Rev. (Kingston Reg. Senior Living Corp.), Ser. 2007-C, (LOC: Sovereign Bank), 0.37%, due 5/7/09	7,940	µßd
13,350	Westchester Co. IDA Continuing Care Retirement (Kendal Hudson Proj.), Ser. 2007, (LOC: Sovereign Bank), 0.39%, due 5/7/09	13,350	µßu
14,926	Westchester Co. IDA Rev. (Floater), Ser. 2007-103G, (LOC: Goldman Sachs), 0.75%, due 5/7/09	14,926	µ
		464,505
Puerto Rico (7.2%)
7,150	Austin Trust Var. Sts., Ser. 2008-355, (LOC: Bank of America), 0.63%, due 5/7/09	7,150	µ
700	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-007, (FSA Insured), 2.60%, due 5/7/09	700	µp
4,285	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-008, (FSA Insured), 2.60%, due 5/7/09	4,285	µp
625	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-019, (FSA Insured), 2.60%, due 5/7/09	625	µp
1,000	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev., Ser. 1998-A, (LOC: Scotiabank), 0.72%, due 5/6/09	1,000	µ
1,600	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Putters), Ser. 2002-246, (FSA Insured), 2.13%, due 5/7/09	1,600	ñµs
20,685	Puerto Rico Elec. Pwr. Au. Pwr. Rev. (Floater), Ser. 2008-013, (FSA Insured), 2.60%, due 5/7/09	20,685	µp
		36,045
	Total Investments (99.6%)	500,550
	Cash, receivables and other assets, less liabilities (0.4%)	2,039
	Total Net Assets (100.0%)	$502,589

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (4.0%)
$2,250	U.S. Treasury Notes, 4.75%, due 3/31/11 (Cost $2,352)	$2,415
Mortgage-Backed Securities (63.4%)
Adjustable Alt-A Jumbo Balance (1.6%)
1,905	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.92%, due 5/1/09	984	µØØ
Adjustable Alt-A Mixed Balance (8.8%)
1,066	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.52%, due 5/1/09	543	µ
3,061	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.45%, due 5/1/09	1,348	µØØ
1,733	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.52%, due 5/1/09	852	µ
2,989	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.53%, due 5/1/09	1,433	µ
1,920	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.59%, due 5/1/09	1,138	µ
		5,314
Adjustable Alt-B Mixed Balance (0.9%)
994	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.94%, due 5/1/09	549	µ
Adjustable Conforming Balance (4.0%)
1,997	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.37%, due 5/1/09	1,454	µ
1,843	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.39%, due 5/1/09	937	µ
		2,391
Adjustable Jumbo Balance (6.1%)
860	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.32%, due 5/1/09	551	µ
1,761	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.68%, due 5/1/09	1,005	µ
2,744	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.31%, due 5/1/09	1,296	µØØ
1,500	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 5/25/09	793	ØØ
		3,645
Adjustable Mixed Balance (13.0%)
1,943	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.65%, due 5/1/09	1,188	µ
935	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 4.65%, due 5/1/09	415	µ
1,585	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.21%, due 5/1/09	1,124	µØØ
2,202	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 5/1/09	1,707	µ
1,973	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.59%, due 5/1/09	1,074	µ
264	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.26%, due 5/1/09	114	µ
2,250	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.14%, due 5/1/09	2,223	µØØ
		7,845
Commercial Mortgage-Backed (17.3%)
1,048	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6, Class A1, 4.94%, due 12/15/40	1,046	ØØ
802	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	787
1,775	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45	1,723
457	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.98%, due 11/10/45	455

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$1,947	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 6.02%, due 5/1/09	$1,960	µØØ
328	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	327	ØØ
2,485	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44	2,478	ØØ
1,652	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/32	1,652
		10,428
Mortgage-Backed Non-Agency (5.7%)
938	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	1,025	ñØØ
2,044	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,026	ñ
405	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	387	ñ
		3,438
Fannie Mae (1.8%)
1,021	Whole Loan, Ser. 2004-W8, Class PT, 10.51%, due 5/1/09	1,122	µØØ
Freddie Mac (4.1%)
11	ARM Certificates, 3.25%, due 5/1/09	10	µ
1,315	Pass-Through Certificates, 8.00%, due 11/1/26	1,444
915	Pass-Through Certificates, 8.50%, due 10/1/30	1,004
		2,458
Government National Mortgage Association (0.1%)
24	Pass-Through Certificates, 7.00%, due 4/15/11	26	ØØ
0	Pass-Through Certificates, 7.50%, due 10/15/09 – 8/15/10	0
10	Pass-Through Certificates, 12.00%, due 12/15/12 & 3/15/14	11
		37
	Total Mortgage-Backed Securities (Cost $53,329)	38,211
Corporate Debt Securities (13.6%)
Banks (3.8%)
1,000	Bank of America Corp., Senior Subordinated Unsecured Notes, 7.80%, due 2/15/10	1,013	ØØ
1,275	Wells Fargo & Co., Guaranteed Floating Rate Notes, 1.45%, due 6/15/09	1,279	µ
		2,292
Diversified Financial Services (7.7%)
1,325	Citigroup Funding, Inc., Guaranteed Floating Rate Notes, 1.53%, due 6/30/09	1,324	µ
2,250	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	2,270	ØØ
1,050	Morgan Stanley, Senior Unsecured Notes, 4.00%, due 1/15/10	1,047	ØØ
		4,641
Media (2.1%)
1,250	British Sky Broadcasting Group PLC, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	1,265	ØØ
	Total Corporate Debt Securities (Cost $8,146)	8,198

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Asset-Backed Securities (10.5%)
$1,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.57%, due 5/26/09	$397	µØØ
400	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.59%, due 5/26/09	217	µØØ
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.59%, due 5/26/09	137	µ
767	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.62%, due 5/26/09	496	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.70%, due 5/26/09	338	µ
1,000	Chase Issuance Trust, Ser. 2005-A9, Class A9, 0.47%, due 5/15/09	997	µØØ
602	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.62%, due 5/26/09	393	µ
348	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.62%, due 5/26/09	225	µ
616	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.62%, due 5/26/09	399	µ
386	DaimlerChrysler Auto Trust, Ser. 2008-B, Class A2B, 1.41%, due 5/8/09	385	µ
263	Fieldstone Mortgage Investment Corp., Ser. 2006-2, Class 2A1, 0.53%, due 5/26/09	255	µØØ
391	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.53%, due 5/26/09	228	µ
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 1.56%, due 7/13/09	0	ñµ
633	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.67%, due 5/26/09	335	µ
350	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 0.60%, due 5/26/09	80	µ
1,100	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.61%, due 5/26/09	468	µØØ
1,045	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 0.53%, due 5/26/09	974	µØØ
	Total Asset-Backed Securities (Cost $10,238)	6,324
NUMBER OF SHARES
Short-Term Investments (8.3%)
4,976,012	Neuberger Berman Prime Money Fund Trust Class (Cost $4,976)	4,976	@
	Total Investments (99.8%) (Cost $79,041)	60,124	##
	Cash, receivables and other assets, less liabilities (0.2%)	137
	Total Net Assets (100.0%)	$60,261

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (11.5%)
$30	U.S. Treasury Bonds, 5.25%, due 2/15/29	$35
1,610	U.S. Treasury Notes, 1.75%, due 3/31/14	1,592
195	U.S. Treasury Notes, 5.13%, due 5/15/16	226
2,769	U.S. Treasury Inflation Index Notes, 2.38%, due 4/15/11 & 1/15/17	2,894
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $4,651)	4,747
U.S. Government Agency Securities (6.1%)
2,500	Federal Home Loan Bank Discount Notes, 0.25%, due 10/30/09(Cost $2,496)	2,496
Mortgage-Backed Securities (28.3%)
Adjustable Rate Mortgages (1.5%)
300	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.00%, due 5/1/09	208	µ
200	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.99%, due 5/1/09	151	µ
290	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.01%, due 5/1/09	228	µ
		587
Commercial Mortgage-Backed (7.1%)
250	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	186
400	Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3, 5.31%, due 12/15/39	284
500	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3, 4.61%, due 7/10/39	410
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	552
400	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class A3, 4.96%, due 8/15/42	330
400	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	303
250	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44	237	ØØ
250	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	184
350	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	272
250	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	171
		2,929
Fannie Mae (4.9%)
552	Pass-Through Certificates, 5.00%, due 8/1/33 – 5/1/37	567
1,350	Pass-Through Certificates, 5.50%, due 7/1/33 – 6/1/38	1,401
10	Pass-Through Certificates, 6.00%, due 9/1/33	11
5	Pass-Through Certificates, 6.50%, due 9/1/32	5
13	Pass-Through Certificates, 7.00%, due 7/1/29	14
3	Pass-Through Certificates, 7.50%, due 12/1/32	3
		2,001
Freddie Mac (14.8%)
13	Pass-Through Certificates, 4.50%, due 8/1/18	13
622	Pass-Through Certificates, 5.00%, due 5/1/18 – 12/1/38	639
3,600	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	3,724	Ø
1,589	Pass-Through Certificates, 5.50%, due 9/1/17 – 11/1/38	1,646

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$63	Pass-Through Certificates, 6.00%, due 4/1/17 – 12/1/33	$66
3	Pass-Through Certificates, 6.50%, due 3/1/16	3
4	Pass-Through Certificates, 7.00%, due 6/1/32	4
		6,095
Government National Mortgage Association (0.0%)
5	Pass-Through Certificates, 6.50%, due 7/15/32	6
5	Pass-Through Certificates, 7.00%, due 8/15/32	5
		11
	Total Mortgage-Backed Securities (Cost $11,131)	11,623
Corporate Debt Securities (44.9%)
Bank (4.4%)
100	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.15%, due 1/15/14	98
185	Goldman Sachs Group, Inc., Senior Notes, 6.00%, due 5/1/14	184	Ø
705	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	537	ØØ
220	JP Morgan Chase & Co., Senior Unsecured Notes, 6.30%, due 4/23/19	217
50	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	32
235	Merrill Lynch & Co., Senior Unsecured Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	206	ØØ
75	Merrill Lynch & Co., Subordinated Notes, 6.11%, due 1/29/37	44	ØØ
205	Merrill Lynch & Co., Medium-Term Notes, 6.88%, due 4/25/18	173	ØØ
150	Morgan Stanley, Subordinated Notes, 4.75%, due 4/1/14	127
180	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	171	ØØ
		1,789
Finance (11.2%)
455	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	448	ØØ
744	CDX High Yield, Secured Notes, Ser. 9-T1, 8.75%, due 12/29/12	636	ñ
2,513	CDX High Yield, Secured Notes, Ser. 10-T, 8.88%, due 6/29/13	2,186	ñ
205	Citigroup, Inc., Subordinated Notes, 5.00%, due 9/15/14	140
500	Citigroup, Inc., Senior Unsecured Notes, 5.50%, due 4/11/13	446	ØØ
150	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 5.25%, due 10/19/12	150
755	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 5.88%, due 1/14/38	521
35	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 6.88%, due 1/10/39	27
95	International Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	56
		4,610
Industrial (24.9%)
185	Altria Group, Inc., Guaranteed Notes, 9.70%, due 11/10/18	216
160	Altria Group, Inc., Guaranteed Notes, 9.95%, due 11/10/38	176
60	Altria Group, Inc., Guaranteed Notes, 10.20%, due 2/6/39	66
560	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	507
462	Anheuser-Busch Inbev Worldwide, Inc., Guaranteed Notes, 7.75%, due 1/15/19	484	ñØØ
435	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	351	ØØ
155	BAT International Finance PLC, Guaranteed Notes, 9.50%, due 11/15/18	176	ñØØ
95	Boeing Co., Notes, 6.00%, due 3/15/19	100
410	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 7.15%, due 2/15/19	402
205	ConocoPhillips, Guaranteed Notes, 5.75%, due 2/1/19	209	ØØ
415	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	328	ØØ
65	Cox Communications, Inc., Bonds, 8.38%, due 3/1/39	63	ñ
185	Cox Communications, Inc., Senior Unsecured Notes, 9.38%, due 1/15/19	208	ñ
220	CVS Caremark Corp., Notes, 6.60%, due 3/15/19	233
70	DaimlerChrysler N.A. Holding Corp., Guaranteed Notes, 8.00%, due 6/15/10	72	ØØ
70	DCP Midstream LLC, Senior Unsecured Notes, 9.75%, due 3/15/19	69	ñ
365	Delhaize Group, Guaranteed Notes, 5.88%, due 2/1/14	370	ØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$318	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	$225
175	Delta Air Lines, Inc., Secured Pass-Through Certificates, Ser. 2000-1, Class A2, 7.57%, due 11/18/10	163
140	Devon Energy Corp., Senior Notes, 5.63%, due 1/15/14	146
365	Enterprise Products Operating LLP, Guaranteed Notes, Ser. B, 5.60%, due 10/15/14	339
385	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	269	ñØØ
215	Hess Corp., Senior Unsecured Notes, 8.13%, due 2/15/19	236
500	Ingersoll-Rand Global Holding Co. Ltd., Guaranteed Notes, 6.00%, due 8/15/13	485
315	Kraft Foods, Inc., Senior Unsecured Notes, 6.75%, due 2/19/14	343
250	Marathon Oil Corp., Senior Unsecured Notes, 7.50%, due 2/15/19	262
295	News America, Inc., Guaranteed Notes, 6.90%, due 3/1/19	278	ñ
475	NGPL Pipeco LLC, Senior Unsecured Notes, 6.51%, due 12/15/12	469	ñ
55	PepsiAmericas, Inc., Notes, 4.38%, due 2/15/14	55
220	Rio Tinto Finance (USA) Ltd., Guaranteed Notes, 7.13%, due 7/15/28	183	ØØ
215	Rio Tinto Finance (USA) Ltd., Guaranteed Notes, 9.00%, due 5/1/19	221
245	Roche Holdings, Inc., Guaranteed Notes, 6.00%, due 3/1/19	255	ñ
340	Suncor Energy, Inc., Senior Unsecured Notes, 6.10%, due 6/1/18	302
185	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	188	ØØ
380	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	384	ØØ
245	Time Warner Cable, Inc., Guaranteed Notes, 8.25%, due 4/1/19	271
230	Time Warner, Inc., Guaranteed Unsecured Notes, 6.88%, due 5/1/12	242
326	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	222
345	Valero Energy Corp., Senior Unsecured Notes, 9.38%, due 3/15/19	385
315	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	299
		10,252
Real Estate Investment Trust (0.2%)
95	Simon Property Group L.P., Senior Unsecured Notes, 10.35%, due 4/1/19	99
Telecommunications (2.8%)
300	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	304	ØØ
295	Verizon Communications, Inc., Senior Unsecured Notes, 6.35%, due 4/1/19	306
400	Verizon Wireless Capital LLC, Senior Unsecured Notes, 5.55%, due 2/1/14	420	ñ
115	Verizon Wireless Capital LLC, Senior Unsecured Notes, 8.50%, due 11/15/18	138	ñ
		1,168
Utility - Electric (1.4%)
390	Duke Energy Corp., Senior Unsecured Notes, 6.30%, due 2/1/14	411	ØØ
150	FirstEnergy Corp., Senior Unsecured Notes, Ser. B, 6.45%, due 11/15/11	153
		564
	Total Corporate Debt Securities (Cost $18,188)	18,482
Municipal Notes (0.8%)
300	California St. Var. Purp. G.O. (Build America Bonds), Ser. 2009, 7.55%, due 4/1/39(Cost $304)	313
NUMBER OF SHARES
Short-Term Investments (16.9%)
6,956,385	Neuberger Berman Prime Money Fund Trust Class(Cost $6,956)	6,956	@
	Total Investments (108.5%) (Cost $43,726)	44,617	##
	Liabilities, less cash, receivables and other assets [(8.5%)]	(3,504)
	Total Net Assets (100.0%)	$41,113

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Cash Reserves (Unaudited)

PRINCIPAL AMOUNT		VALUE††
(000's omitted)		(000's omitted)
Commercial Paper (79.1%)
Asset-Backed Securities (30.3%)
$10,000	Antalis US Funding Corp., 0.95%, due 5/8/09	$9,998	ñ
5,000	Atlantic Asset Securitization Corp., 0.43%, due 7/27/09	4,995	ñ
5,000	Barton Capital Corp., 0.70%, due 5/6/09	4,999	ñ
5,000	Cancara Asset Securitization Ltd., 0.43%, due 5/15/09	4,999	ñ
10,000	Charta LLC, 0.75%, due 5/4/09	9,999	ñ
5,000	Ciesco LLC, 0.70%, due 7/27/09	4,992	ñ
10,000	CRC Funding LLC, 0.75%, due 5/18/09	9,996	ñ
5,760	Kitty Hawk Funding Corp., 0.40%, due 7/21/09	5,755	ñ
5,000	Matchpoint Master Trust, 0.35%, due 5/27/09	4,999	ñ
5,000	Regency Markets No. 1 LLC, 0.40%, due 5/26/09	4,999	ñ
5,000	Solitaire Funding LLC, 0.39%, due 5/13/09	4,999	ñ
		70,730
Banking/Foreign (46.6%)
10,000	Allied Irish Banks PLC, 1.31%, due 6/10/09	9,985	ñ
10,000	Bank of Ireland, 1.44%, due 6/9/09	9,984	ñ
5,000	Caisse d'Amortissement de la Dette Sociale, 0.40%, due 7/27/09	4,995
10,000	Calyon NA, Inc., 0.79%, due 6/19/09	9,989
10,000	CBA (DE) Finance, Inc., 0.45%, due 5/26/09	9,997
5,000	Danske Corp., 0.50%, due 7/29/09	4,994	ñ
10,000	Dexia Delaware LLC, 1.51%, due 6/8/09	9,984
5,000	ING (US) Funding LLC, 0.75%, due 5/15/09	4,999
5,000	KBC Finance Products Ltd., 0.80%, due 5/28/09	4,997	ñ
8,900	Royal Bank of Scotland, 0.97% & 1.02%, due 5/11/09 & 5/15/09	8,898
5,000	Societe Generale NA, 1.00%, due 6/12/09	4,994
10,000	Svenska Handelsbanken AB, 0.87%, due 6/11/09	9,990
5,000	UBS Finance, Inc., 1.40%, due 6/10/09	4,992
10,000	Westpac Banking Corp., 0.55%, due 6/25/09	9,992	ñ
		108,790
Conglomerate/Domestic (2.2%)
5,000	General Electric Capital Services, Inc., 0.40%, due 7/14/09	4,996
	Total Commercial Paper	184,516
Repurchase Agreements (21.0%)
49,100	RBC Capital Repurchase Agreement, 0.19%, due 5/1/09, dated 4/30/09, Maturity Value $49,100,259, Collateralized by $51,175,383, Freddie Mac, 5.45% due 9/1/38 (Collateral Value $50,082,000)	49,100
	Total Investments (100.1%)	233,616
	Liabilities, less cash, receivables and other assets [(0.1%)]	(226)
	Total Net Assets (100.0%)	$233,390

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†

Investments in debt securities by Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), and Neuberger Berman Strategic Income Fund ("Strategic Income") and financial futures contracts by Short Duration are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Funds seek to obtain quotations from principal market makers. Investments in equity securities by each Fund are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

††

Investment securities of Neuberger Berman Municipal Money Fund ("Municipal Money"), Neuberger Berman New York Municipal Money Fund ("New York Municipal Money"), and Neuberger Berman Cash Reserves ("Cash Reserves") are valued at amortized cost, which approximates U.S. federal income tax cost.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective November 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Funds' investments.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments as of April 30, 2009:

(000's omitted) Neuberger Berman	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3§– Significant Unobservable Inputs	Total
Core Bond
Investments in Securities	$—	$73,012	$1,606	$74,618
High Income
Investments in Securities	65	289,799	3,331	293,195
Municipal Money
Investments in Securities	—	405,679	—	405,679
Municipal Intermediate Bond
Investments in Securities	—	30,643	—	30,643
New York Municipal Money
Investments in Securities	—	500,550	—	500,550
Short Duration
Investments in Securities	—	60,124	—	60,124
Strategic Income
Investments in Securities	—	43,680	937	44,617
Cash Reserves
Investments in Securities	—	233,616	—	233,616

§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted) Neuberger Berman	Beginning balance, as of 11/1/08	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation/ depreciation	Net purchases/ sales	Net transfers in and/or out of Level 3	Balance, as of 4/30/09	Net change in unrealized appreciation/ depreciation from investments still held as of 4/30/09
Core Bond
Investments in Securities	$1,163	$—	$(8)	$(427)	$878	$1,606	$(4)
High Income
Investments in Securities	1,598	(2)	29	1,706	—	3,331	59
Short Duration
Investments in Securities	7	—	(6)	(1)	—	—	—
Strategic Income
Investments in Securities	30	—	21	876	10	937	19
##	At April 30, 2009, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$84,390	$1,348	$11,120	$(9,772)
High Income	290,497	17,437	14,739	2,698
Municipal Intermediate Bond	30,122	750	229	521
Short Duration	79,271	150	19,297	(19,147)
Strategic Income	43,798	1,033	214	819

@@

Municipal securities held by Municipal Money and New York Municipal Money are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Municipal securities held by Municipal Intermediate Bond are within the four highest rating categories assigned by a NRSRO or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 99%, 65%, and 98% of the municipal securities held by Municipal Money, Municipal Intermediate Bond, and New York Municipal Money, respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

@	Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2009, these securities amounted to approximately $5,690,000 or 8.8% of net assets for Core Bond, approximately $49,722,000 or 16.8% of net assets for High Income, approximately $59,790,000 or 14.4% of net assets for Municipal Money, approximately $33,110,000 or 6.6% of net assets for New York Municipal Money, approximately $3,438,000 or 5.7% of net assets for Short Duration, approximately $5,651,000 or 13.7% of net assets for Strategic Income, and approximately $110,682,000 or 47.4% of net assets for Cash Reserves.

ß	Security is guaranteed by the corporate or non-profit obligor.

Ø	All or a portion of this security was purchased on a when-issued basis. At April 30, 2009, these securities amounted to $11,320,000 for Core Bond, $1,238,000 for High Income and $3,908,000 for Strategic Income, respectively.

ØØØ

All or a portion of this security was purchased on a delayed delivery basis. As of April 30, 2009, the value of High Income's unfunded loan commitments were approximately $6,100,000 pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Cequel Communications LLC, Second Lien Term Loan B, 7.22%, due 5/5/14	$2,000,000	$1,632,000
Charter Communications Operating LLC, Term Loan, 2.53%, due 3/6/14	1,935,000	1,638,000
General Motors Corp., Term Loan B, 3.84%, due 11/29/13	610,000	396,000
Quicksilver Resources, Inc., Second Lien Term Loan, 5.72%, due 8/8/13	885,000	791,000
Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 3.56%, due 10/10/14	625,000	422,000
United Airlines, Inc., Term Loan B, 3.22%, due 2/1/14	2,450,000	1,221,000

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2009.

**	Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

c	Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

d	Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

h	Security is subject to a guarantee provided by KeyBank, backing 100% of the total principal.

k	Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

m	Security is subject to a guarantee provided by Comerica Bank, backing 100% of the total principal.

o	Security is subject to a guarantee provided by Fifth Third Bank, backing 100% of the total principal.

p	Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

q	Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

s	Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

u	Security is subject to a guarantee provided by Natixis, backing 100% of the total principal.

y	Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

z	Security is subject to a guarantee provided by KBC Bank, backing 100% of the total principal.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

cc	Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

ee	Security is subject to a guarantee provided by Rabobank N.A., backing 100% of the total principal.

hh	Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

jj	Security is subject to a guarantee provided by Wells Fargo, backing 100% of the total principal.

pp	Security is subject to a guarantee provided by Federal Home Loan Bank, backing 100% of the total principal.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL MONEY FUND	MUNICIPAL INTERMEDIATE BOND FUND
	April 30, 2009	April 30, 2009	April 30, 2009	April 30, 2009
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$71,274	$275,730	$405,679	$30,643
Affiliated issuers	3,344	17,465	—	—
Repurchase agreements	—	—	—	—
	74,618	293,195	405,679	30,643
Cash	—	—	865	211
Dividends and interest receivable	586	6,122	1,084	420
Receivable for securities sold	8,700	9,771	8,441	103
Receivable for variation margin (Note A)	—	—	—	—
Receivable for Fund shares sold	376	3,001	—	257
Receivable from administrator—net (Note B)	14	—	—	18
Prepaid expenses and other assets	—	5	77	—
Total Assets	84,294	312,094	416,146	31,652
Liabilities
Distributions payable	31	124	1	14
Payable for securities purchased	19,642	15,137	—	—
Payable for Fund shares redeemed	22	452	8	22
Payable to investment manager—net (Notes A & B)	—	103	87	6
Payable to administrator—net (Note B)	—	11	117	—
Accrued expenses and other payables	83	29	95	48
Total Liabilities	19,778	15,856	308	90
Net Assets at value	$64,516	$296,238	$415,838	$31,562
Net Assets consist of:
Paid-in capital	$73,263	$362,924	$415,812	$31,463
Undistributed net investment income (loss)	—	27	1	—
Distributions in excess of net investment income	(33)	—	—	—
Accumulated net realized gains (losses) on investments	1,055	(70,606)	25	(422)
Net unrealized appreciation (depreciation) in value of investments	(9,769)	3,893	—	521
Net Assets at value	$64,516	$296,238	$415,838	$31,562
Net Assets
Investor Class	$33,522	$296,238	$415,838	$31,562
Institutional Class	29,519	—	—	—
Trust Class	—	—	—	—
Class A	877	—	—	—
Class C	598	—	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	3,676	40,741	415,886	2,826
Institutional Class	3,233	—	—	—
Trust Class	—	—	—	—
Class A	96	—	—	—
Class C	66	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$9.12	$7.27	$1.00	$11.17
Institutional Class	9.13	—	—	—
Trust Class	—	—	—	—
Net Asset Value and redemption price per share
Class A	9.11	—	—	—
Offering Price per share
Class A‡	9.51	—	—	—
Net Asset Value and offering price per share
Class C^	9.11	—	—	—
*Cost of Investments:
Unaffiliated issuers	$81,043	$271,837	$405,679	$30,122
Affiliated issuers	3,344	17,465	—	—
Total cost of investments	$84,387	$289,302	$405,679	$30,122

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND	CASH RESERVES
	April 30, 2009	April 30, 2009	April 30, 2009	April 30, 2009
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$500,550	$55,148	$37,661	$184,516
Affiliated issuers	—	4,976	6,956	—
Repurchase agreements	—	—	—	49,100
	500,550	60,124	44,617	233,616
Cash	465	—	—	2
Dividends and interest receivable	1,631	342	428	16
Receivable for securities sold	71	—	4,997	—
Receivable for variation margin (Note A)	—	11	—	—
Receivable for Fund shares sold	—	3	1,051	378
Receivable from administrator—net (Note B)	—	27	76	—
Prepaid expenses and other assets	58	2	—	123
Total Assets	502,775	60,509	51,169	234,135
Liabilities
Distributions payable	—	16	47	—
Payable for securities purchased	—	—	9,847	—
Payable for Fund shares redeemed	—	143	57	444
Payable to investment manager—net (Notes A & B)	104	12	14	86
Payable to administrator—net (Note B)	55	—	—	215
Accrued expenses and other payables	27	77	91	—
Total Liabilities	186	248	10,056	745
Net Assets at value	$502,589	$60,261	$41,113	$233,390
Net Assets consist of:
Paid-in capital	$502,759	$87,356	$40,179	$233,377
Undistributed net investment income (loss)	—	126	7	4
Distributions in excess of net investment income	—	—	—	—
Accumulated net realized gains (losses) on investments	(170)	(8,384)	36	9
Net unrealized appreciation (depreciation) in value of investments	—	(18,837)	891	—
Net Assets at value	$502,589	$60,261	$41,113	$233,390
Net Assets
Investor Class	$502,589	$52,020	$—	$233,390
Institutional Class	—	—	7,125	—
Trust Class	—	8,241	2,815	—
Class A	—	—	24,196	—
Class C	—	—	6,977	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	502,759	7,069	—	233,377
Institutional Class	—	—	740	—
Trust Class	—	1,175	293	—
Class A	—	—	2,513	—
Class C	—	—	725	—
Net Asset Value, offering and redemption price per share
Investor Class	$1.00	$7.36	$—	$1.00
Institutional Class	—	—	9.63	—
Trust Class	—	7.01	9.62	—
Net Asset Value and redemption price per share
Class A	—	—	9.63	—
Offering Price per share
Class A‡	—	—	10.06	—
Net Asset Value and offering price per share
Class C^	—	—	9.62	—
*Cost of Investments:
Unaffiliated issuers	$500,550	$74,065	$36,770	$233,616
Affiliated issuers	—	4,976	6,956	—
Total cost of investments	$500,550	$79,041	$43,726	$233,616

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL MONEY FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,813	$10,868	$2,863	$596
Dividend income—unaffiliated issuers	—	6	—	—
Income from securities loaned—net (Note F)	—	(11)	—	—
Income from investments in affiliated issuers (Note F)	16	46	—	—
Total income	$1,829	$10,909	$2,863	$596
Expenses:
Investment management fees (Note B)	83	497	536	34
Administration fees (Note B)	20	62	129	8
Administration fees (Note B):
Investor Class	38	218	450	28
Institutional Class	13	—	—	—
Trust Class	—	—	—	—
Class A	1	—	—	—
Class C	—	—	—	—
Distribution fees (Note B):
Investor Class	46	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	1	—	—	—
Shareholder servicing agent fees:
Investor Class	19	38	10	10
Institutional Class	12	—	—	—
Trust Class	—	—	—	—
Class A	2	—	—	—
Class C	1	—	—	—
Audit fees	12	23	19	22
U.S. Treasury Temporary Gurantee Program Fee (Note I)	—	—	119	—
Custodian fees (Note B)	61	88	55	12
Insurance expense	1	—	10	—
Legal fees	25	79	33	30
Registration and filing fees	67	55	72	13
Shareholder reports	3	—	13	6
Trustees' fees and expenses	19	19	18	19
Miscellaneous	5	14	13	—
Total expenses	429	1,093	1,477	182

See Notes to Financial Statements

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND	CASH RESERVES
	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$2,881	$1,880	$395	$3,653
Dividend income—unaffiliated issuers	—	—	—	—
Income from securities loaned—net (Note F)	—	—	—	—
Income from investments in affiliated issuers (Note F)	—	1	4	—
Total income	$2,881	$1,881	$399	$3,653
Expenses:
Investment management fees (Note B)	587	75	42	520
Administration fees (Note B)	141	18	5	312
Administration fees (Note B):
Investor Class	493	55	—	1,092
Institutional Class	—	—	2	—
Trust Class	—	18	2	—
Class A	—	—	7	—
Class C	—	—	2	—
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	1	—
Class A	—	—	8	—
Class C	—	—	10	—
Shareholder servicing agent fees:
Investor Class	20	23	—	18
Institutional Class	—	—	12	—
Trust Class	—	11	15	—
Class A	—	—	1	—
Class C	—	—	1	—
Audit fees	9	23	24	19
U.S. Treasury Temporary Gurantee Program Fee (Note I)	103	—	—	89
Custodian fees (Note B)	99	42	63	29
Insurance expense	22	—	—	—
Legal fees	59	57	65	21
Registration and filing fees	—	24	62	31
Shareholder reports	18	8	—	12
Trustees' fees and expenses	18	18	18	18
Miscellaneous	—	—	—	4
Total expenses	1,569	372	340	2,165

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL MONEY FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009
Expenses reimbursed by administrator (Note B)	(118)	(47)	(92)	(94)
Management and administration fees waived (Notes A & B)	(83)	(6)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	(1)	(4)	(1)
Total net expenses	228	1,039	1,381	87
Net investment income (loss)	$1,601	$9,870	$1,482	$509
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,137	(17,465)	7	(23)
Financial futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,804	46,424	—	1,420
Financial futures contracts	—	—	—	—
Net gain (loss) on investments	3,941	28,959	7	1,397
Increase (Decrease) in Net Assets From Operations	$5,542	$38,829	$1,489	$1,906

See Notes to Financial Statements

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND	CASH RESERVES
	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009
Expenses reimbursed by administrator (Note B)	(167)	(156)	(256)	—
Management and administration fees waived (Notes A & B)	—	—	(1)	(104)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(10)	—	—	—
Total net expenses	1,392	216	83	2,061
Net investment income (loss)	$1,489	$1,665	$316	$1,592
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(32)	50	56	106
Financial futures contracts	—	744	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	—	(5,599)	1,390	—
Financial futures contracts	—	(215)	—	—
Net gain (loss) on investments	(32)	(5,020)	1,446	106
Increase (Decrease) in Net Assets From Operations	$1,457	$(3,355)	$1,762	$1,698

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		HIGH INCOME BOND FUND		MUNICIPAL MONEY FUND
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)		Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,601	$3,814	$9,870	$22,506		$1,482		$17,776
Net realized gain (loss) on investments	1,137	798	(17,465)	(35,148)		7		18
Change in net unrealized appreciation (depreciation) of investments	2,804	(11,601)	46,424	(39,499)		—		—
Net increase (decrease) in net assets resulting from operations	5,542	(6,989)	38,829	(52,141)		1,489		17,794
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(842)	(1,725)	(9,869)	(22,528)		(1,482)		(17,776)
Institutional Class	(736)	(2,128)	—	—		—		—
Trust Class	—	—	—	—		—		—
Class A	(9)	(4)	—	—	—		—
Class C	(5)	(4)	—	—		—		—
Net realized gain on investments:
Investor Class	—	—	—	—		—		(19)
Institutional Class	—	—	—	—		—		—
Trust Class	—	—	—	—		—		—
Class A	—	—	—	—		—		—
Class C	—	—	—	—		—		—
Tax return of capital:
Institutional Class	—	—	—	—		—		—
Trust Class	—	—	—	—		—		—
Class A	—	—	—	—		—		—
Class C	—	—	—	—		—		—
Total distributions to shareholders	(1,592)	(3,861)	(9,869)	(22,528)		(1,482)		(17,795)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,824	26,660	182,094	111,100		340,564		4,555,916
Institutional Class	3,954	8,639	—	—		—		—
Trust Class	—	—	—	—		—		—
Class A	850	149	—	—		—		—
Class C	459	158	—	—		—		—
Proceeds from reinvestment of dividends and distributions:
Investor Class	714	1,458	9,108	20,432		1,482		12,986
Institutional Class	724	2,096	—	—		—		—
Trust Class	—	—	—	—		—		—
Class A	3	4	—	—		—		—
Class C	3	3	—	—		—		—
Capital contribution from affiliate (Note B)	—	—	—	383		—		—
Payments for shares redeemed:
Investor Class	(17,469)	(14,372)	(96,263)	(254,153)		(321,562)		(5,045,062)
Institutional Class	(8,883)	(20,410)	—	—		—		—
Trust Class	—	—	—	—		—		—
Class A	(143)	—	—	—		—		—
Class C	(28)	—	—	—		—		—
Net increase (decrease) from Fund share transactions	(15,992)	4,385	94,939	(122,238)		20,484		(476,160)
Net Increase (Decrease) in Net Assets	(12,042)	(6,465)	123,899	(196,907)		20,491		(476,161)
Net Assets:
Beginning of period	76,558	83,023	172,339	369,246		395,347		871,508
End of period	$64,516	$76,558	$296,238	$172,339		$415,838		$395,347
Undistributed net investment income (loss) at end of period	$—	$—	$27	$26		$1		$1
Distributions in excess of net investment income at end of period	$(33)	$(42)	$—	$—		$—		$—

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND		NEW YORK MUNICIPAL MONEY FUND
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$509	$1,036	$1,489	$16,253
Net realized gain (loss) on investments	(23)	(399)	(32)	(138)
Change in net unrealized appreciation (depreciation) of investments	1,420	(1,131)	—	—
Net increase (decrease) in net assets resulting from operations	1,906	(494)	1,457	16,115
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(509)	(1,036)	(1,489)	(16,253)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	(24)	—	(11)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(509)	(1,060)	(1,489)	(16,264)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	7,452	6,449	341,631	2,999,266
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	425	870	1,489	12,177
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Capital contribution from affiliate (Note B)	—	—	—	—
Payments for shares redeemed:
Investor Class	(3,277)	(8,028)	(241,746)	(3,333,188)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	4,600	(709)	101,374	(321,745)
Net Increase (Decrease) in Net Assets	5,997	(2,263)	101,342	(321,894)
Net Assets:
Beginning of period	25,565	27,828	401,247	723,141
End of period	$31,562	$25,565	$502,589	$401,247
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	SHORT DURATION BOND FUND		STRATEGIC INCOME FUND
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,665	$4,404	$316	$551
Net realized gain (loss) on investments	794	766	56	(9)
Change in net unrealized appreciation (depreciation) of investments	(5,814)	(12,892)	1,390	(1,075)
Net increase (decrease) in net assets resulting from operations	(3,355)	(7,722)	1,762	(533)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(1,506)	(4,280)	—	—
Institutional Class	—	—	(121)	(377)
Trust Class	(229)	(583)	(19)	(9)
Class A	—	—	(130)	(3)
Class C	—	—	(35)	(3)
Net realized gain on investments:
Investor Class	—	—	—	—
Institutional Class	—	—	—	(864)
Trust Class	—	—	—	(14)
Class A	—	—	—	(6)
Class C	—	—	—	(6)
Tax return of capital:
Institutional Class	—	—	—	(114)
Trust Class	—	—	—	(3)
Class A	—	—	—	(1)
Class C	—	—	—	(1)
Total distributions to shareholders	(1,735)	(4,863)	(305)	(1,401)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,833	9,812	—	—
Institutional Class	—	—	3,437	279
Trust Class	1,518	2,358	3,173	380
Class A	—	—	25,191	173
Class C	—	—	6,781	136
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,395	3,934	—	—
Institutional Class	—	—	106	817
Trust Class	224	569	18	26
Class A	—	—	55	11
Class C	—	—	11	9
Capital contribution from affiliate (Note B)	—	—	—	—
Payments for shares redeemed:
Investor Class	(10,343)	(34,544)	—	—
Institutional Class	—	—	(1,484)	(11,669)
Trust Class	(2,091)	(5,227)	(810)	(232)
Class A	—	—	(1,900)	—
Class C	—	—	(131)	(8)
Net increase (decrease) from Fund share transactions	(5,464)	(23,098)	34,447	(10,078)
Net Increase (Decrease) in Net Assets	(10,554)	(35,683)	35,904	(12,012)
Net Assets:
Beginning of period	70,815	106,498	5,209	17,221
End of period	$60,261	$70,815	$41,113	$5,209
Undistributed net investment income (loss) at end of period	$126	$196	$7	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$(4)
See Notes to Financial Statements

CASH RESERVES
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,592	$11,612
Net realized gain (loss) on investments	106	(42)
Change in net unrealized appreciation (depreciation) of investments	—	—
Net increase (decrease) in net assets resulting from operations	1,698	11,570
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(1,592)	(11,612)
Institutional Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Net realized gain on investments:
Investor Class	—	—
Institutional Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Tax return of capital:
Institutional Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Total distributions to shareholders	(1,592)	(11,612)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,205,515	1,801,441
Institutional Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,578	7,384
Institutional Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Capital contribution from affiliate (Note B)	—	—
Payments for shares redeemed:
Investor Class	(1,878,990)	(1,210,468)
Institutional Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Net increase (decrease) from Fund share transactions	(671,897)	598,357
Net Increase (Decrease) in Net Assets	(671,791)	598,315
Net Assets:
Beginning of period	905,181	306,866
End of period	$233,390	$905,181
Undistributed net investment income (loss) at end of period	$4	$4
Distributions in excess of net investment income at end of period	$—	$—

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Money Fund ("Municipal Money"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond") (formerly, Neuberger Berman Municipal Securities Trust), Neuberger Berman New York Municipal Money Fund ("New York Municipal Money"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Strategic Income Fund ("Strategic Income"), and Neuberger Berman Cash Reserves ("Cash Reserves"), (each a "Fund", and collectively the "Funds") are separate operating series of Neuberger Berman Income Funds (formerly, Lehman Brothers Income Funds), (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. On June 1, 2009, the Trust changed its name from Lehman Brothers Income Funds to Neuberger Berman Income Funds. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Seven funds offer Investor Class shares, two offer Institutional Class shares, two offer Trust Class shares, two offer Class A shares and two offer Class C shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

It is the policy of Municipal Money, New York Municipal Money, and Cash Reserves to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance a Fund will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedules of Investments.

3	Foreign currency translation: Core Bond, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond, High Income and

Short Duration participated as a plaintiff. The amounts of such proceeds for the six months ended April 30, 2009 were $5,412, $1,020 and $48,855 for Core Bond, High Income and Short Duration, respectively.

5

Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of April 30, 2009, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on October 31, 2008, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, expiration of capital loss carryforwards, characterization of distributions, the tax character of the proceeds from the settlement of class action litigations, distribution redesignations, return of capital adjustments and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Core Bond	$3,860,611	$3,802,047	$—	$—	$—	$—	$—	$—	$3,860,611	$3,802,047
High Income	22,528,252	34,829,808	—	—	—	—	—	—	22,528,252	34,829,808
Municipal Money	13,846	14,262	17,775,982	26,520,266	5,377	—	—	—	17,795,205	26,534,528
Municipal Intermediate Bond	411	388	1,035,831	1,076,787	24,194	125,933	—	—	1,060,436	1,203,108
New York Municipal Money	10,506	4,144	16,253,133	12,589,326	211	—	—	—	16,263,850	12,593,470
Short Duration	4,863,512	5,609,665	—	—	—	—	—	—	4,863,512	5,609,665
Strategic Income	557,000	981,159	—	—	724,810	559,884	119,014	—	1,400,824	1,541,043
Cash Reserves	11,611,617	19,912,605	—	—	—	—	—	—	11,611,617	19,912,605

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$43,096	$—	$—	$(12,693,596)	$—	$(12,650,500)
High Income	134,075	—	—	(42,976,190)	(52,696,019)	(95,538,134)
Municipal Money	17,971	3,793	—	—	—	21,764
Municipal Intermediate Bond	—	10,912	—	(899,727)	(398,772)	(1,287,587)
New York Municipal Money	—	37,008	—	—	(138,731)	(101,723)
Short Duration	214,344	—	—	(13,217,475)	(8,982,664)	(21,985,795)
Strategic Income	—	—	—	(519,247)	—	(519,247)
Cash Reserves	6,956	—	—	—	(97,444)	(90,488)

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, partnership basis adjustments, mark to market on certain foreign currency and futures contract transactions, capital loss carryforwards, amortization of bond premium, organization expenses and depletion basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2008, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2009	2010	2011	2012	2013	2014	2015	2016
High Income(1)	$923,187	$—	$—	$—	$—	$16,417,263	$—	$35,355,569
Municipal Intermediate Bond	—	—	—	—	—	—	—	398,772
New York Municipal Money	—	—	—	—	—	—	—	138,731
Short Duration	456,883	—	—	2,468,731	3,168,736	2,244,689	643,625	—
Cash Reserves	—	—	—	—	10,879	33,043	11,961	41,561

(1)	Of the total capital loss carryforwards shown above for High Income, $923,187 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

6

Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Prior to April 1, 2008, Strategic Income declared and paid distributions from net investment income quarterly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

Prior to February 28, 2008, Strategic Income invested a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2008, the Fund estimated these amounts within the financial statements since the information was not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2008, the character of distributions paid to shareholders is disclosed within the Statements of Changes in Net Assets and is based on estimates made at that time. All estimates were based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

7	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8

Financial futures contracts: Core Bond, High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

During the six months ended April 30, 2009, Core Bond, High Income, Municipal Intermediate Bond, and Strategic Income did not enter into any financial futures contracts. During the six months ended April 30, 2009, Short Duration entered into financial futures contracts. At April 30, 2009, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
June 2009	85 U.S. Treasury Notes, 2 Year	Long	$80,719

At April 30, 2009, Short Duration had deposited $772,829 in Fannie Mae Whole Loan, 10.51%, due 5/1/09, in a segregated account to cover margin requirements on open futures contracts.

9

Forward foreign currency contracts: High Income, Short Duration, and Strategic Income may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10

Call options: Premiums received by Strategic Income upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

During the six months ended April 30, 2009, Strategic Income did not write any covered call options.

11

Security lending: A third party, eSecLending, has assisted Core Bond, High Income and Short Duration in conducting a bidding process to try to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for each Fund. Currently, no Fund is guaranteed any particular level of income.

Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

From November 1, 2008 to November 3, 2008, the Quality Fund's NAV was $0.99 per share, which could have affected the NAV of the Funds with securities loans outstanding on those days. For the period from November 4, 2008 to April 30, 2009, the Quality Fund's price per share was $1.00. The market value of each Fund's investments in the Quality Fund as of April 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, a Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

Net income from the applicable lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2009, the approximate amount of interest income earned from the Quality Fund and any amounts received from a principal; the approximate amount of fees and expenses paid on securities loaned; the approximate amount of net income received under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned—net"; and the approximate amount of interest income that was earned from the Quality Fund are as follows:

	Total Interest Income Earned From the Quality Fund and Amounts Received from a Principal	Fees and Expenses Paid on Securities Loaned	Net Income Received under the Securities Lending Arrangements	Interest Income Earned From the Quality Fund
High Income	$(13,631)	$(2,339)	$(11,292)	$—

12	Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13	Dollar rolls: Core Bond, High Income, Short Duration, and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

14	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15	Transactions with other funds managed by Neuberger Berman Management LLC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2009, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2009, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the six months ended April 30, 2009, management fees waived and income earned under this Arrangement were as follows:

	Management Fees Waived	Income Earned
Core Bond	$1,183	$15,912
High Income	6,004	46,455
Short Duration	167	524
Strategic Income	1,148	4,476

16	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

17	Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income, Strategic Income, and Cash Reserves) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income, Strategic Income, and Cash Reserves each pay Management a fee for investment management services at the annual rates of 0.48%, 0.55% and 0.10%, respectively, of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.25% and 0.02% of the average daily net assets of Core Bond and Cash Reserves, respectively. Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to the Funds. For the six months ended April 30, 2009, such waived fees amounted to $82,809 and $104,015 for Core Bond and Cash Reserves, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Investor Class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, the Trust Class of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, and Class A and Class C of Core Bond and Strategic Income each pay Management an administration fee at the annual rate of 0.21% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually undertaken to reimburse the Fund's direct operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Investor Classes of Core Bond, High Income, Municipal Money, Municipal Intermediate Bond, New York Municipal Money, Short Duration and Cash Reserves, the Institutional Classes of Core Bond and Strategic Income, the Trust Classes of Short Duration and Strategic Income, and Class A and Class C of Core Bond and Strategic Income have each agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended April 30, 2009, there were no reimbursements to Management under this agreement. At April 30, 2009, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred in Fiscal Period, October 31,
			2006	2007	2008	2009
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2009	2010	2011	2012
Core Bond Investor Class	0.85%	10/31/19	$119,159	$68,273	$62,629	$61,736
Core Bond Institutional Class	0.45%	10/31/19	98,223	54,868	60,609	51,232

				Expenses Deferred in Fiscal Period, October 31,
				2006	2007	2008		2009
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2009	2010	2011		2012
Core Bond Class A	0.85%		10/31/19	$—	$—	$1,700	(2)	$2,036
Core Bond Class C	1.60%		10/31/19	—	—	1,695	(2)	1,846
High Income Investor Class	1.00%		10/31/12	—	—	—		47,409
Municipal Money Investor Class	0.59%		10/31/12	44,556	50,949	—		91,605
Municipal Intermediate Bond Investor Class	0.65%		10/31/12	176,704	153,618	170,458		93,787
New York Municipal Money Investor Class	0.59	%(3)	10/31/12	123,196	—	—		72,883
Short Duration Investor Class	0.70%		10/31/12	144,034	204,360	202,732		123,832
Short Duration Trust Class	0.80%		10/31/12	47,206	54,550	52,852		31,897
Strategic Income Institutional Class	0.75	%(4)	10/31/19	336,211	356,257	372,887		114,694
Strategic Income Trust Class	1.10%		10/31/12	—	3,394	24,251		30,987
Strategic Income Class A	1.15%		10/31/19	—	—	6,744	(2)	84,377
Strategic Income Class C	1.85%		10/31/19	—	—	6,026	(2)	26,276
Cash Reserves Investor Class	0.65%		10/31/12	—	—	—		—

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)	Period from December 20, 2007 to October 31, 2008.

(3)	Effective August 26, 2008, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that its total annual Operating Expenses are limited to .55% of average daily net assets. For the six months ended April 30, 2009, such voluntarily waived fees amounted to $93,890.

(4)

Prior to February 28, 2008, the expense limitation was .85%.

During the reporting period, the predecessor of Management, the investment manager of the Funds, and Lehman Brothers Asset Management LLC, the sub-adviser of the Funds, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed after the end of the reporting period. As of May 4, 2009, the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

These events have not had a material impact on the Funds or their operations. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

NBFI, as the sub-adviser to High Income, Municipal Money, Municipal Intermediate Bond, Short Duration, Strategic Income and Cash Reserves, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as sub-adviser to Core Bond and New York Municipal Money, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management receives no compensation therefore and no commissions for sales or redemptions of shares of beneficial interest of each share class, except as described below for Class A and Class C shares, but receives fees from the Core Bond Investor Class and the Strategic Income Trust Class under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

For Core Bond's Investor Class, Class A, and Class C and Strategic Income's Trust Class, Class A, and Class C, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted Plans with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's and Strategic Income Class A's average daily net assets, 0.10% of Strategic Income Trust Class' average daily net assets, and 1.00% of Core Bond Class C's and Strategic Income Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 4.25% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2009, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Core Bond Class A	$198	$—	$—	$—
Core Bond Class C	—	—	—	—
Strategic Income Class A	5,704	—	—	—
Strategic Income Class C	—	35	—	—

For the year ended October 31, 2008, High Income recorded a capital contribution from Management in the amount of $383,334. This amount was paid in connection with a reallocation of expenses that are shared by the Fund and Management. This expense was paid to a third party that provides services to the Fund.

During the six months ended April 30, 2009, Municipal Money and New York Municipal Money engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common trustees/directors and/or common officers ("Interfund Transactions"). These Interfund Transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Municipal Money	$94,409,627	$61,566,240
New York Municipal Money	40,800,000	33,050,000

Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2009, the impact of this arrangement was a reduction of expenses of $63, $1,430, $4,420, $680, $9,840, $91, $63, and $106 for Core Bond, High Income, Municipal Money, Municipal Intermediate Bond, New York Municipal Money, Short Duration, Strategic Income, and Cash Reserves, respectively.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) for the six months ended April 30, 2009 were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$113,044,193	$31,909,107	$129,308,504	$46,468,728
High Income	—	219,288,064	—	137,052,237
Municipal Intermediate Bond	—	12,697,506	—	8,746,317
Short Duration	—	2,600,000	—	11,113,338
Strategic Income	24,641,373	25,761,844	12,102,556	9,874,185

All securities transactions for Municipal Money, New York Municipal Money, and Cash Reserves were short-term.

During the six months ended April 30, 2009, the Funds did not enter into any contracts to deliver currencies at specified future dates. At April 30, 2009, there were no open contracts.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2009 and for the year ended October 31, 2008 were as follows:

	For the Six Months Ended April 30, 2009				For the Year Ended October 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	434	81	(1,957)	(1,442)	2,812	155	(1,524)	1,443
Institutional Class	445	82	(1,003)	(476)	896	221	(2,234)	(1,117)
Class A	96	—	(16)	80	15	1	—	16	(1)
Class C	52	—	(3)	49	16	1	—	17	(1)

	For the Six Months Ended April 30, 2009				For the Year Ended October 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
High Income:
Investor Class	27,718	1,363	(14,568)	14,513	13,297	2,480	(30,588)	(14,811)
Municipal Money:
Investor Class	340,564	1,482	(321,562)	20,484	4,555,916	12,986	(5,045,062)	(476,160)
Municipal Intermediate Bond:
Investor Class	673	39	(298)	414	579	79	(730)	(72)
New York Municipal Money:
Investor Class	341,631	1,489	(241,746)	101,374	2,999,266	12,177	(3,333,188)	(321,745)
Short Duration:
Investor Class	526	192	(1,429)	(711)	1,136	455	(4,041)	(2,450)
Trust Class	220	32	(304)	(52)	285	69	(634)	(280)
Strategic Income:
Institutional Class	368	11	(161)	218	29	85	(1,230)	(1,116)
Trust Class	338	2	(86)	254	39	3	(24)	18
Class A	2,689	6	(201)	2,494	18	1	—	19 (1)
Class C	724	1	(14)	711	14	1	(1)	14 (1)
Cash Reserves:
Investor Class	1,205,515	1,578	(1,878,990)	(671,897)	1,801,441	7,384	(1,210,468)	598,357

(1)	Period from December 20, 2007 to October 31, 2008.

Note E—Lines of Credit:

At April 30, 2009, Core Bond, High Income, Short Duration and Strategic Income were participants in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2009. During the six months ended April 30, 2009, none of the Funds utilized this line of credit.

During the six months ended April 30, 2009, Municipal Money, New York Municipal Money and Cash Reserves were participants in a single committed, unsecured $300,000,000 syndicated line of credit with The Bank of New York Mellon, as agent, to be used only for temporary or emergency purposes. This line of credit terminated as of April 30, 2009. Other investment companies managed by Management also participated in this line of credit on the same terms. Interest was charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.375% per annum. A commitment fee of 0.085% per annum of the unused available line of credit was charged, of which each Fund agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee was due and payable. The fee was paid quarterly in arrears. In addition, a one time arrangement fee of $50,000 was charged in connection with the line of credit, of which each Fund agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee was due and payable. Because several investment companies participated, there was no assurance that an individual Fund would have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2009. During the six months ended April 30, 2009, none of the Funds utilized this line of credit.

At April 30, 2009, Municipal Money, New York Municipal Money and Cash Reserves were participants in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.375% per annum (effective May 22, 2009, interest is charged at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2009. During the six months ended April 30, 2009, none of the Funds utilized this line of credit.

Note F—Investments In Affiliates:

	Balance of Shares Held October 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2009	Value April 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Core Bond:
Neuberger Berman Prime Money Fund Trust Class*	1,337,111	23,478,837	21,472,145	3,343,803	$3,343,803	$15,912
High Income:
Neuberger Berman Prime Money Fund Trust Class*	15,507,852	153,226,500	151,269,551	17,464,801	$17,464,801	$46,455
Short Duration:
Neuberger Berman Prime Money Fund Trust Class*	—	5,651,266	675,254	4,976,012	$4,976,012	$524
Strategic Income:
Neuberger Berman Prime Money Fund Trust Class*	—	22,604,746	15,648,361	6,956,385	$6,956,385	$4,476

*

Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

Note G—Recent Accounting Pronouncements:

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. Certain provisions of the FSP amend FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. These FSP provisions are effective for fiscal years and interim periods ending after November 15, 2008. At this time, Management has assessed the implication of these FSP provisions and determined there is no impact to the Funds' financial statements. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of FAS 161 on the Funds' financial statement disclosures, if any, is currently being assessed.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds' financial statement disclosures.

Note H—Recent Market Events

The period covered by this report witnessed an unusually high degree of volatility in the fixed income markets so that certain fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and an increase in default rates. Due to the market turbulence, there was increased demand for securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline to very low levels. The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government has assisted certain large financial services companies and has established programs to purchase troubled assets and certain money market instruments. Certain debt securities held by the Funds during the reporting period were affected by the volatility in the fixed income markets and may have been affected by governmental actions. The Funds' investments in certain issuers, as reflected in each Fund's schedule of investments, and the financial markets in general, expose investors to the volatile performance resulting from these market conditions and related events.

Note I—U.S. Treasury Temporary Guarantee Program for Money Market Funds

Each of Municipal Money, New York Municipal Money and Cash Reserves participates in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the United States Department of the Treasury ("U.S. Treasury") and bears the expense of its participation. The dollar amount each Fund has paid from November 1, 2008 through April 30, 2009 to participate in the Program is listed below under "Program Payment". The dollar amount each Fund has expensed from November 1, 2008 through April 30, 2009, which is reflected in the

Statements of Operations under the caption "U.S. Treasury Temporary Guarantee Program Fee", is listed below under "Program Fees Expensed November 1, 2008 Through April 30, 2009".

	Program Payment	Program Fees Expensed November 1, 2008 Through April 30, 2009
Municipal Money	$166,306	$119,069
New York Municipal Money	143,706	102,888
Cash Reserves	124,105	88,854

Subject to certain conditions and limitations, in the event that a Fund's per share value falls below $0.995 and the Fund liquidates its holdings, the Program guarantees shareholders of record at the close of business on September 19, 2008 ("Designated Shareholders") of that Fund $1.00 per share for the lesser of either the number of shares the Designated Shareholder held in the Fund at the close of business on September 19, 2008, or the number of shares the Designated Shareholder held in the Fund on the date the Fund's per share value fell below $0.995. The Program applies only to Designated Shareholders who maintain an account with the Fund from the close of business on September 19, 2008 through the date on which the Fund's per share value falls below $0.995. Designated Shareholders may purchase and redeem shares in their account during the period covered by the Program. However, the number of shares covered by the guarantee cannot exceed the number of shares a Designated Shareholder held in the Fund at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder's account with the Fund increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The Program provides coverage for a period that was originally due to expire on April 30, 2009, unless extended by the Secretary of the U.S. Treasury. The Secretary of the U.S. Treasury has recently extended the Program until September 18, 2009, and the Board of the Trust has decided to continue each respective Fund's participation in the Program. For coverage for the period September 19, 2008 to April 30, 2009, each Fund paid 0.025% based on its net assets as of September 19, 2008. For continuing coverage for the extended period May 1, 2009 to September 18, 2009 (the "Extended Period"), each Fund has paid an additional 0.015% based on its net assets as of September 19, 2008 which is being expensed over the Extended Period. The Secretary of the U.S. Treasury does not have authority to extend the Program for any additional amount of time.

Assets available to the Program to support all participating money market funds is limited to the amount available for payment within the Exchange Stabilization Fund ("ESF"), as determined by the Treasury in its sole and absolute discretion, and payments under the Program are dependent on the availability of assets in the ESF at the time a request for payment is made. Payments will be made on a first-come-first-served basis.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2009 (Unaudited)	$8.64	$0.20	@	$0.48	$0.68	$(0.20)	$—	$—	$(0.20)
10/31/2008	$9.76	$0.39	@	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)
10/31/2007	$9.85	$0.44	@	$(0.09)	$0.35	$(0.44)	$—	$—	$(0.44)
10/31/2006	$10.09	$0.41	@	$0.09	$0.50	$(0.43)	$(0.31)	$—	$(0.74)
Period from 10/1/2005 to 10/31/2005	$10.21	$0.03	@	$(0.12)	$(0.09)	$(0.03)	$—	$—	$(0.03)
9/30/2005‡‡	$10.51	$0.31	@	$(0.04)	$0.27	$(0.31)	$(0.26)	$—	$(0.57)
9/30/2004ÿ	$10.80	$0.23		$0.11	$0.34	$(0.23)	$(0.40)	$—	$(0.63)
Institutional Class
4/30/2009 (Unaudited)	$8.65	$0.22	@	$0.48	$0.70	$(0.22)	$—	$—	$(0.22)
10/31/2008	$9.77	$0.43	@	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)
10/31/2007	$9.86	$0.48	@	$(0.09)	$0.39	$(0.48)	$—	$—	$(0.48)
10/31/2006	$10.11	$0.45	@	$0.08	$0.53	$(0.47)	$(0.31)	$—	$(0.78)
Period from 10/1/2005 to 10/31/2005	$10.22	$0.03	@	$(0.11)	$(0.08)	$(0.03)	$—	$—	$(0.03)
9/30/2005‡‡	$10.52	$0.33	@	$(0.02)	$0.31	$(0.35)	$(0.26)	$—	$(0.61)
9/30/2004ÿ	$10.81	$0.28		$0.11	$0.39	$(0.28)	$(0.40)	$—	$(0.68)
Class A
4/30/2009 (Unaudited)	$8.64	$0.21	@	$0.46	$0.67	$(0.20)	$—	$—	$(0.20)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	@	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)
Class C
4/30/2009 (Unaudited)	$8.64	$0.17	@	$0.47	$0.64	$(0.17)	$—	$—	$(0.17)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	@	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2009 (Unaudited)	$—	$9.12	8.01	%**	$33.5	.86%*	.86	%‡*	4.65%*	182	%**
10/31/2008	$—	$8.64	(7.72)%		$44.2	.85%	.85	%‡	4.08%	430%
10/31/2007	$—	$9.76	3.67%		$35.9	.85%	.85	%‡	4.51%	404%
10/31/2006	$—	$9.85	5.21%		$33.9	.86%	.85	%‡	4.22%	399%
Period from 10/1/2005 to 10/31/2005	$—	$10.09	(.87	)%**	$31.7	.85%*	.85	%‡*	3.51%*	34	%**
9/30/2005‡‡	$—	$10.21	2.64%		$31.2	.86%	.85	%‡	3.03%	462%
9/30/2004ÿ	$—	$10.51	3.29%		$26.0	.85%	.85%		2.21%	390%
Institutional Class
4/30/2009 (Unaudited)	$—	$9.13	8.22	%**	$29.5	.46%*	.46	%‡*	5.07%*	182	%**
10/31/2008	$—	$8.65	(7.34)%		$32.1	.45%	.45	%‡	4.48%	430%
10/31/2007	$—	$9.77	4.08%		$47.2	.45%	.45	%‡	4.91%	404%
10/31/2006	$—	$9.86	5.52%		$44.5	.46%	.45	%‡	4.60%	399%
Period from 10/1/2005 to 10/31/2005	$—	$10.11	(.73	)%**	$47.5	.45%*	.45	%‡*	3.91%*	34	%**
9/30/2005‡‡	$—	$10.22	3.05%		$48.5	.45%	.45	%‡	3.17%	462%
9/30/2004ÿ	$—	$10.52	3.72%		$233.6	.45%	.45%		2.61%	390%
Class A
4/30/2009 (Unaudited)	$—	$9.11	7.87	%**	$0.9	.87%*	.87	%‡*	4.77%*	182	%**
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.37	)%**	$0.1	.85%*	.85	%‡*	4.01%*	430	%**^^
Class C
4/30/2009 (Unaudited)	$—	$9.11	7.46	%**	$0.6	1.62%*	1.62	%‡*	3.94%*	182	%**
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.98	)%**	$0.1	1.60%*	1.60	%‡*	3.24%*	430	%**^^

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund
Investor Class
4/30/2009 (Unaudited)	$6.57	$0.31	@	$0.70	$1.01	$(0.31)	$—	$—	$(0.31)
10/31/2008	$9.00	$0.66	@	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)
10/31/2007	$9.08	$0.68	@	$(0.08)	$0.60	$(0.68)	$—	$—	$(0.68)
10/31/2006	$9.10	$0.59	@	$(0.02)	$0.57	$(0.59)	$—	$—	$(0.59)
10/31/2005	$9.54	$0.55	@	$(0.44)	$0.11	$(0.55)	$—	$—	$(0.55)
10/31/2004	$9.25	$0.58	@	$0.29	$0.87	$(0.58)	$—	$—	$(0.58)
Municipal Money Fund
Investor Class
4/30/2009 (Unaudited)	$0.9999	$0.0034		$0.0000	$0.0034	$(0.0034)	$—	$—	$(0.0034)
10/31/2008	$0.9999	$0.0209		$0.0000	$0.0209	$(0.0209)	$(0.0000)	$—	$(0.0209)
10/31/2007	$0.9998	$0.0313		$0.0001	$0.0314	$(0.0313)	$(0.0000)	$—	$(0.0313)
10/31/2006	$0.9998	$0.0276		$0.0000	$0.0276	$(0.0276)	$—	$—	$(0.0276)
10/31/2005	$0.9998	$0.0158		$—	$0.0158	$(0.0158)	$—	$—	$(0.0158)
10/31/2004	$0.9998	$0.0051		$—	$0.0051	$(0.0051)	$—	$—	$(0.0051)
Municipal Intermediate Bond Fund
Investor Class
4/30/2009 (Unaudited)	$10.60	$0.20	@	$0.57	$0.77	$(0.20)	$—	$—	$(0.20)
10/31/2008	$11.20	$0.41	@	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)
10/31/2007	$11.36	$0.41	@	$(0.12)	$0.29	$(0.41)	$(0.04)	$—	$(0.45)
10/31/2006	$11.33	$0.40	@	$0.08	$0.48	$(0.40)	$(0.05)	$—	$(0.45)
10/31/2005	$11.81	$0.40	@	$(0.41)	$(0.01)	$(0.40)	$(0.07)	$—	$(0.47)
10/31/2004	$11.86	$0.40	@	$(0.00)	$0.40	$(0.40)	$(0.05)	$—	$(0.45)
New York Municipal Money Fund
Investor Class
4/30/2009 (Unaudited)	$0.9997	$0.0032		$(0.0000)	$0.0032	$(0.0032)	$—	$—	$(0.0032)
10/31/2008	$1.0000	$0.0216		$(0.0003)	$0.0213	$(0.0216)	$(0.0000)	$—	$(0.0216)
10/31/2007	$1.0000	$0.0322		$0.0000	$0.0322	$(0.0322)	$(0.0000)	$—	$(0.0322)
Period from 12/19/2005^ to 10/31/2006	$1.0000	$0.0249		$0.0000	$0.0249	$(0.0249)	$—	$—	$(0.0249)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund
Investor Class
4/30/2009 (Unaudited)	$—	$7.27	15.92%**	$296.2	1.00%*	1.00	%‡*	9.52%*	68%**
10/31/2008	$0.01	$6.57	(20.86)%	$172.3	.92%	.92	%‡	7.96%	115%
10/31/2007	$—	$9.00	6.73%	$369.2	.92%	.92	%‡	7.41%	153%
10/31/2006	$—	$9.08	6.53%	$588.3	.90%	.89	%‡	6.52%	136%
10/31/2005	$—	$9.10	1.17%	$779.7	.91%	.91%		5.88%	63%
10/31/2004	$—	$9.54	9.68%	$813.2	.90%	.90%		6.16%	79%
Municipal Money Fund
Investor Class
4/30/2009 (Unaudited)	$—	$0.9999	.34%**	$415.8	.64%*	.64	%‡*	.68%*	n/a
10/31/2008	$—	$0.9999	2.12%	$395.3	.59%	.58	%§	2.06%	n/a
10/31/2007	$—	$0.9999	3.18%	$871.5	.59%	.59	%‡	3.13%	n/a
10/31/2006	$—	$0.9998	2.80%	$773.2	.59%	.59	%‡	2.81%	n/a
10/31/2005	$—	$0.9998	1.59%	$587.1	.60%	.60%		1.62%	n/a
10/31/2004	$—	$0.9998	.51%	$426.1	.61%	.61%		.51%	n/a
Municipal Intermediate Bond Fund
Investor Class
4/30/2009 (Unaudited)	$—	$11.17	7.35%**	$31.6	.65%*	.65	%‡*	3.76%*	32%**
10/31/2008	$—	$10.60	(1.74)%	$25.6	.66%	.64	%‡	3.65%	39%
10/31/2007	$—	$11.20	2.61%	$27.8	.66%	.65	%‡	3.61%	9%
10/31/2006	$—	$11.36	4.38%	$32.1	.66%	.65	%‡	3.56%	28%
10/31/2005	$—	$11.33	(.09)%	$33.7	.66%	.66	%‡	3.44%	16%
10/31/2004	$—	$11.81	3.43%	$37.1	.65%	.65	%‡	3.40%	8%
New York Municipal Money Fund
Investor Class
4/30/2009 (Unaudited)	$—	$0.9997	.32%**	$502.6	.59%*	.59	%^^^*	.63%*	n/a
10/31/2008	$—	$0.9997	2.19%	$401.2	.49%	.48	%^^^	2.09%	n/a
10/31/2007	$—	$1.0000	3.27%	$723.1	.48%	.46	%^^^	3.22%	n/a
Period from 12/19/2005^ to 10/31/2006	$—	$1.0000	2.51%**	$173.2	.55%*	.54	%^^^*	2.94%*	n/a

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Tax Return of Capital		Total Distributions
Short Duration Bond Fund
Investor Class
4/30/2009 (Unaudited)	$7.91	$0.20	@	$(0.54)	$(0.34)	$(0.21)	$—		$—		$(0.21)
10/31/2008	$9.13	$0.41	@	$(1.18)	$(0.77)	$(0.45)	$—		$—		$(0.45)
10/31/2007	$9.11	$0.41	@	$0.06	$0.47	$(0.45)	$—		$—		$(0.45)
10/31/2006	$9.13	$0.35	@	$0.03	$0.38	$(0.40)	$—		$—		$(0.40)
10/31/2005	$9.41	$0.25	@	$(0.18)	$0.07	$(0.35)	$—		$—		$(0.35)
10/31/2004	$9.61	$0.24	@	$(0.11)	$0.13	$(0.33)	$—		$—		$(0.33)
Trust Class
4/30/2009 (Unaudited)	$7.54	$0.19	@	$(0.52)	$(0.33)	$(0.20)	$—		$—		$(0.20)
10/31/2008	$8.70	$0.38	@	$(1.12)	$(0.74)	$(0.42)	$—		$—		$(0.42)
10/31/2007	$8.68	$0.39	@	$0.05	$0.44	$(0.42)	$—		$—		$(0.42)
10/31/2006	$8.70	$0.32	@	$0.03	$0.35	$(0.37)	$—		$—		$(0.37)
10/31/2005	$8.97	$0.23	@	$(0.17)	$0.06	$(0.33)	$—		$—		$(0.33)
10/31/2004	$9.15	$0.22	@	$(0.09)	$0.13	$(0.31)	$—		$—		$(0.31)
Strategic Income Fund
Institutional Class
4/30/2009 (Unaudited)	$8.78	$0.20	@	$0.85	$1.05	$(0.20)	$—		$—		$(0.20)
10/31/2008	$10.38	$0.44	@	$(1.02)	$(0.58)	$(0.31)@	$(0.61	)@	$(0.10	)@	$(1.02)
10/31/2007	$10.65	$0.43	@	$0.15	$0.58	$(0.45)	$(0.40)		$—		$(0.85)
10/31/2006	$10.90	$0.38	@	$0.65	$1.03	$(0.46)	$(0.82)		$—		$(1.28)
10/31/2005	$10.72	$0.37	@	$0.34	$0.71	$(0.45)	$(0.08)		$—		$(0.53)
10/31/2004	$10.11	$0.36	@	$0.69	$1.05	$(0.44)	$—		$—		$(0.44)
Trust Class
4/30/2009 (Unaudited)	$8.77	$0.19	@	$0.84	$1.03	$(0.18)	$—		$—		$(0.18)
10/31/2008	$10.38	$0.42	@	$(1.05)	$(0.63)	$(0.27)@	$(0.61	)@	$(0.10	)@	$(0.98)
Period from 4/2/2007^ to 10/31/2007	$10.39	$0.24	@	$(0.02)	$0.22	$(0.23)	$—		$—		$(0.23)
Class A
4/30/2009 (Unaudited)	$8.78	$0.19	@	$0.83	$1.02	$(0.17)	$—		$—		$(0.17)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	@	$(0.78)	$(0.42)	$(0.28)@	$(0.61	)@	$(0.10	)@	$(0.99)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund
Investor Class
4/30/2009 (Unaudited)	$—	$7.36	(4.26	)%**	$52.0	.70%*	.70	%‡*	5.53%*	4%**
10/31/2008	$—	$7.91	(8.70)%		$61.6	.70%	.70	%‡	4.73%	10%
10/31/2007	$—	$9.13	5.24%		$93.4	.70%	.70	%‡	4.54%	53%
10/31/2006	$—	$9.11	4.28%		$108.1	.71%	.70	%‡	3.80%	74%
10/31/2005	$—	$9.13	.77%		$151.8	.71%	.70	%‡	2.75%	166%
10/31/2004	$—	$9.41	1.43%		$162.6	.70%	.70	%‡	2.49%	94%
Trust Class
4/30/2009 (Unaudited)	$—	$7.01	(4.38	)%**	$8.2	.80%*	.80	%‡*	5.42%*	4%**
10/31/2008	$—	$7.54	(8.76)%		$9.3	.80%	.80	%‡	4.64%	10%
10/31/2007	$—	$8.70	5.15%		$13.1	.80%	.80	%‡	4.44%	53%
10/31/2006	$—	$8.68	4.16%		$16.6	.81%	.80	%‡	3.69%	74%
10/31/2005	$—	$8.70	.64%		$20.1	.81%	.81	%‡	2.64%	166%
10/31/2004	$—	$8.97	1.44%		$27.0	.80%	.80	%‡	2.38%	94%
Strategic Income Fund
Institutional Class
4/30/2009 (Unaudited)	$—	$9.63	12.00	%**	$7.1	.76%*	.76	%‡*	4.44%*	148%**
10/31/2008	$—	$8.78	(6.09)%		$4.6	.84%	.83	%‡	4.54%	323%
10/31/2007	$—	$10.38	5.64%		$17.0	.86%	.85	%‡	4.10%	99%
10/31/2006	$—	$10.65	10.34%		$20.4	.86%	.85	%‡	3.66%	111%
10/31/2005	$—	$10.90	6.68%		$26.2	.86%	.85	%‡	3.43%	89%
10/31/2004	$—	$10.72	10.65%		$29.4	.85%	.84	%‡	3.44%	85%
Trust Class
4/30/2009 (Unaudited)	$—	$9.62	11.80	%**	$2.8	1.10%*	1.10	%‡*	4.08%*	148%**
10/31/2008	$—	$8.77	(6.54)%		$0.3	1.15%	1.14	%‡	4.36%	323%
Period from 4/2/2007^ to 10/31/2007	$—	$10.38	2.16	%**	$0.2	1.11%*	1.10	%‡*	3.92%*	99%^^
Class A
4/30/2009 (Unaudited)	$—	$9.63	11.71	%**	$24.2	1.15%*	1.15	%‡*	4.08%*	148%**
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(4.64	)%**	$0.2	1.21%*	1.20	%‡*	4.36%*	323%^^

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Tax Return of Capital		Total Distributions
Class C
4/30/2009 (Unaudited)	$8.78	$0.16	@	$0.82	$0.98	$(0.14)	$—		$—		$(0.14)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	@	$(0.77)	$(0.48)	$(0.22)@	$(0.61	)@	$(0.10	)@	$(0.93)
Cash Reserves
Investor Class
4/30/2009 (Unaudited)	$0.9999	$0.0016		$0.0002	$0.0018	$(0.0016)	$—		$—		$(0.0016)
10/31/2008	$0.9998	$0.0290		$0.0001	$0.0291	$(0.0290)	$—		$—		$(0.0290)
10/31/2007	$1.0000	$0.0488		$(0.0002)	$0.0486	$(0.0488)	$—		$—		$(0.0488)
10/31/2006	$1.0000	$0.0441		$(0.0000)	$0.0441	$(0.0441)	$—		$—		$(0.0441)
10/31/2005	$1.0000	$0.0239		$(0.0000)	$0.0239	$(0.0239)	$—		$—		$(0.0239)
10/31/2004	$1.0000	$0.0056		$0.0000	$0.0056	$(0.0056)	$—		$—		$(0.0056)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
4/30/2009 (Unaudited)	$—	$9.62	11.18	%**	$7.0	1.85%*	1.85	%‡*	3.48%*	148%**
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(5.22	)%**	$0.1	1.91%*	1.90	%‡*	3.56%*	323%^^
Cash Reserves
Investor Class
4/30/2009 (Unaudited)	$—	$1.0001	.16	%**	$233.4	.39%*	.39	%‡*	.30%*	n/a
10/31/2008	$—	$0.9999	2.94%		$905.2	.42%	.42	%‡	2.59%	n/a
10/31/2007	$—	$0.9998	5.00%		$306.9	.48%	.48	%‡	4.89%	n/a
10/31/2006	$—	$1.0000	4.50%		$605.9	.45%	.45	%‡	4.45%	n/a
10/31/2005	$—	$1.0000	2.42%		$480.0	.49%	.49	%‡	2.40%	n/a
10/31/2004	$—	$1.0000	.57%		$481.2	.63%	.63%		.55%	n/a

Notes to Financial Highlights Income Funds (Unaudited)

††	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡	After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,							Year Ended September 30,	Year Ended October 31,
	2009	2008		2007		2006	2005		2005	2004
Core Bond Fund Investor Class	1.45%	1.25%		1.30%		1.46%	1.58	%(3)	1.05%	—
Core Bond Fund Institutional Class	1.07%	.83%		.83%		.91%	1.05	%(3)	.55%	—
Core Bond Fund Class A	2.17%	2.73	%(1)	—		—	—		—	—
Core Bond Fund Class C	3.29%	3.43	%(1)	—		—	—		—	—
High Income Bond Fund Investor Class	1.05%	.92%		.92%		.90%	—		—	—
Municipal Money Fund Investor Class	.68%	—		.59%		.61%	—		—	—
Municipal Intermediate Bond Fund Investor Class	1.34%	1.24%		1.17%		1.19%	1.10%		—	1.06%
Short Duration Bond Fund Investor Class	1.17%	.95%		.90%		.80%	.80%		—	.77%
Short Duration Bond Fund Trust Class	1.59%	1.27%		1.18%		1.06%	1.02%		—	.95%
Strategic Income Fund Institutional Class	4.83%	4.03%		2.73%		2.29%	1.82%		—	1.72%
Strategic Income Fund Trust Class	7.56%	9.14%		4.81	%(2)	—	—		—	—
Strategic Income Fund Class A	3.73%	7.52	%(1)	—		—	—		—	—
Strategic Income Fund Class C	4.39%	8.75	%(1)	—		—	—		—	—
Cash Reserves Investor Class	.41%	.44%		.50%		.47%	.51%		—	—

(1)	Period from December 20, 2007 to October 31, 2008.

(2)	Period from April 2, 2007 to October 31, 2007.

(3)	Period from October 1, 2005 to October 31, 2005.

Notes to Financial Highlights Income Funds (Unaudited) (cont'd)

§	After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended October 31, 2008
Municipal Money Fund Investor Class	.56%

^^^	After utilization of the Line of Credit by New York Municipal Money, reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions or had the Fund not utilized the Line of Credit, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended April 30,		Year Ended October 31,
	2009	2008	2007	2006
New York Municipal Money Fund Investor Class	.66%	.53%	.57%	.69	%(1)

(1) Period from December 19, 2005 to October 31, 2006.

n/a	Not applicable.

^	The date investment operations commenced.

*	Annualized.

**	Not annualized.

@

The per share amounts which are shown for the periods ended October 31, 2004 and thereafter (September 30, 2005 and thereafter for Core Bond) have been calculated based on the average number of shares outstanding during each fiscal period.

‡‡	Effective after the close of business on June 10, 2005, Management succeeded Ariel Capital Management, LLC, as the Fund's investment manager. The financial highlights for the year ended September 30, 2005 include the income and expenses attributable to the Ariel Premier Bond Fund for the period from October 1, 2004 through June 10, 2005, and the income and expenses of the Fund thereafter.

ÿ	Audited by other auditors whose report dated November 15, 2004 expressed an unqualified opinion.

^^	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income and for the year ended October 31, 2008 for Core Bond and Strategic Income.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Support Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A and C Shareholders:

Please contact your investment provider

For Institutional Class and Trust Class Shareholders Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

Lehman Brothers Holdings Inc. ("Lehman Brothers") has entered into an agreement to sell a controlling interest in the investment adviser and sub-adviser to each of Neuberger Berman Cash Reserves, Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (each individually a "Fund"). Under the agreement, Lehman Brothers would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC (the "Acquisition"). NBSH Acquisition, LLC ("NBSH") was organized by key members of Neuberger Berman's management for the purpose of facilitating the acquisition of the Acquired Businesses. At the closing of the Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals who are employed in various part of the Neuberger Berman complex of companies (the "Management Members"), with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The Acquired Businesses include Neuberger Berman Management LLC ("Management") and Lehman Brothers Asset Management ("LBAM"), the adviser and sub-adviser to the Funds, respectively. The Acquisition has been deemed to result in an "assignment" of the Funds' existing Management Agreement and Sub-Advisory Agreement (the "Existing Agreements") under the 1940 Act. As required by the 1940 Act, the Funds' Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Acquisition. Accordingly, on December 17, 2008, the Board approved new Management and Sub-Advisory Agreements with Management and LBAM, respectively, or their successors (together, the "Advisers"), on the same terms and with the same compensation structure as are currently in effect (together, "New Agreements"). The New Agreements with respect to each Fund were subsequently approved by that Fund's shareholders and went into effect upon consummation of the Acquisition.

The Trustees of the Trust discussed the Acquisition on December 17, 2008. Prior to submitting its bid to public auction, Management met telephonically with the Independent Trustees to brief them on the Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Trustees again met telephonically with Management to obtain additional information about the Acquisition. The Independent Trustees, with the assistance of independent counsel, prepared written due diligence requests that were presented to Management and appointed a Task Force of Independent Trustees to lead the due diligence effort ("Task Force").

Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Trustees, the Task Force submitted clarifying questions. The Independent Trustees met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Trustees were advised by experienced 1940 Act counsel that is independent of Management and NBSH. In addition, the Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

Consideration of the New Agreements followed shortly on the heels of the Independent Trustees' annual consideration of whether to renew the Existing Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Trustees, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of the Funds and their shareholders. Accordingly, in considering the New Agreements, the Independent Trustees took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except for the term and termination date and potentially the name of the investment adviser.

In evaluating the proposed New Agreements, the Independent Trustees considered that they have generally been satisfied with the nature and quality of the services provided to the Funds by Management and LBAM, including investment advisory, administrative and support services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Trustees considered very carefully the intentions of NBSH (including its successor or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Trustees were advised that senior members of management, including the two Fund Trustees employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Trustees were aware of these interests.

The Independent Trustees inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Neuberger Berman Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds. The Independent Trustees inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign). The Independent Trustees considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM; (2) the performance of the Funds compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Independent Trustees did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

In unanimously approving and recommending the New Agreements, the Independent Trustees concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Independent Trustees considered the following factors, among others:

(1)	that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

(2)	that the Advisers will maintain operational autonomy and continuity of management following the Acquisition;

(3)	the favorable history, reputation, qualification, and background of Management and LBAM, as well as the qualifications of each entity's personnel and each entity's respective financial condition;

(4)	the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by Management and LBAM who currently provide services to the Funds;

(5)	the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

(6)	the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Acquisition;

(7)	the fees and expense ratio of each Fund relative to comparable mutual funds;

(8)	that the fees are identical to those paid under the Existing Agreements;

(9)	that the fees and expense ratios of each Fund appear to the Board to be reasonable given the quality of services expected to be provided;

(10)

the commitment of Management to: (a) maintaining the Funds' current contractual expense limitation agreements upon consummation of the Acquisition to ensure that shareholders of Funds that have such arrangements in place do not face an increase in covered expenses; and (b) not change any voluntary expense limitation or waiver so as to increase the expenses a Fund would pay without the prior approval of the Board;

(11)	the performance of the Funds relative to comparable mutual funds and unmanaged indices;

(12)	the commitment of Management (or its successor) to pay the expenses of the Funds in connection with the Acquisition, including all expenses in connection with the solicitation of proxies, so that shareholders of the Funds would not have to bear such expenses;

(13)	the actual and potential effects on the Advisers of the bankruptcy of Lehman Brothers, and the effects of the Lehman Brothers bankruptcy on the information considered by the Independent Trustees in their prior analyses of the principal service contracts;

(14)	the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through Lehman Brothers or its other affiliates;

(15)	the possible benefits that may be realized by the Funds and by the Advisers as a result of the Acquisition; and

(16)

that the Acquisition is expected to maintain continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Funds' interests and that could affect the retention of key employees providing services to the Funds.

Report of Votes of Shareholders

A special meeting of shareholders of Neuberger Berman Cash Reserves, Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (each individually a "Fund" and collectively the "Funds"), each a series of Neuberger Berman Income Funds (the "Trust"), was held on April 6, 2009. Upon completion of the acquisition of Neuberger Berman Management LLC ("NB Management") and Lehman Brothers Asset Management LLC ("LBAM") by NBSH Acquisition, LLC, an entity organized by key members of Neuberger Berman's senior management (the "Acquisition"), the Trust's management and sub-advisory agreements, on behalf of each Fund, with NB Management and LBAM, respectively, automatically terminated. To provide for continuity of management, the shareholders of each Fund voted on the following matters, which became effective upon completion of the Acquisition on May 4, 2009.

PROPOSAL 1 – TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND. AND A NEWLY-FORMED SUCCESSOR ENTITY TO NB MANAGEMENT ("NEW NB MANAGEMENT")

Neuberger Berman Income Funds	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
Cash Reserves	1,038,089,584	1,861,894		2,743,119	41,728,444
Core Bond Fund	3,705,592	28,627		82,870	311,937
High Income Bond Fund	12,632,792	285,176		624,065	4,818,813
Municipal Intermediate Bond Fund	1,328,603	25,136		83,702	248,463
Municipal Money Fund	231,065,722	1,282,675		1,436,125	26,295,104
New York Municipal Money Fund	276,625,385	0		0	37,633,747
Short Duration Bond Fund	4,110,484	67,379		106,364	643,852
Strategic Income Fund	640,060	2,114		18,328	211,210

PROPOSAL 2 – TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE TRUST AND EACH FUND, BETWEEN NEW NB MANAGEMENT AND LBAM

Neuberger Berman Income Funds	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
Cash Reserves	1,037,379,377	2,134,700		2,743,119	41,728,444
Core Bond Fund	3,713,754	28,222		75,114	311,937
High Income Bond Fund	12,548,422	325,419		668,192	4,818,813
Municipal Intermediate Bond Fund	1,304,361	27,584		105,495	248,463
Municipal Money Fund	230,972,422	1,317,031		1,495,068	26,295,104
New York Municipal Money Fund	276,625,385	0		0	37,633,747
Short Duration Bond Fund	4,073,445	92,983		117,798	643,852
Strategic Income Fund	640,060	2,114		18,328	211,210

PROPOSAL 3 – TO APPROVE THE ELECTION OF THE FOLLOWING TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST:*

Neuberger Berman Income Funds	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
Joseph V. Amato	4,517,071,560		13,663,973
John Cannon	4,516,017,781		14,717,752
Faith Colish	4,516,257,732		14,477,801
Robert Conti	4,517,267,788		13,467,745
Martha C. Goss	4,516,973,261		13,762,272
C. Anne Harvey	4,516,262,790		14,472,742
Robert A. Kavesh	4,516,011,647		14,723,647
Michael M. Knetter	4,517,334,757		13,400,775
Howard A. Mileaf	4,515,960,745		14,774,788
George W. Morriss	4,517,066,373		13,669,160
Edward I. O'Brien	4,516,052,726		14,682,807
Jack L. Rivkin	4,516,210,816		14,524,717
Cornelius T. Ryan	4,515,812,527		14,923,006
Tom D. Seip	4,515,125,393		15,610,139
Candace L. Straight	4,517,292,224		13,443,309
Peter P. Trapp	4,505,899,544		24,835,989

*  Denotes trust-wide proposal and voting results.

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Investment manager: Neuberger Berman Management LLC

Sub-advisers:	Neuberger Berman Fixed Income LLC
Neuberger Berman LLC

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker/Dealer and Institutional Services: 800.366.6264/888.556.9030
New York Municipal Money Fund Inquiries: 888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0314 06/09

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (formerly known as Lehman Brothers Income Funds) (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6. Schedule of Investments

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

(Formerly known as Lehman Brothers Income Funds)

By: /s/ Robert Conti

       Robert Conti

 Chief Executive Officer

Date: July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti

       Robert Conti

 Chief Executive Officer

Date: July 1, 2009

By: /s/ John M. McGovern

 John M. McGovern

 Treasurer and Principal Financial

 and Accounting Officer

Date: July 1, 2009